united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions

80 Arkay Drive, Suite 100, Hauppauge, NY 1788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-895-1600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/22

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Insider Buying Fund
(INSAX, INSCX, INSIX)
Catalyst Energy Infrastructure Fund
(MLXAX, MLXCX, MLXIX)
Catalyst Pivotal Growth Fund
(BUYAX, BUYCX, BUYIX)
Catalyst/MAP Global Equity Fund
(CAXAX, CAXCX, CAXIX)
Catalyst/Lyons Tactical Allocation Fund
(CLTAX, CLTCX, CLTIX)
Catalyst Dynamic Alpha Fund
(CPEAX, CPECX, CPEIX)

June 30, 2022

Mutual Fund Series Trust

CATALYST FUNDS
ANNUAL REPORT

TABLE OF CONTENTS

Portfolio Review	Page 1

Schedules of Investments	Page 26

Statements of Assets and Liabilities	Page 41

Statements of Operations	Page 43

Statements of Changes in Net Assets	Page 45

Financial Highlights	Page 47

Notes to Financial Statements	Page 59

Supplemental Information	Page 73

Expense Example	Page 89

Privacy Notice	Page 90

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst Insider Buying Fund (INSAX, INSCX, INSIX) (Unadited)

Dear Shareholders,

The Catalyst Insider Buying Fund (the “Fund”) invests in large-capitalization U.S. companies that are experiencing corporate insider buying. Over the past year, we have witnessed diverse insider buying across sectors. With a wide range of insider buying opportunities to choose from, we focused on the insider buying at companies that have the highest quality earnings growth potential and revenue growth potential. During FY 2022, the Fund underperformed the S&P500 Total Return Index1 benchmark. The underperformance relative to the benchmark was driven by weak performance from secular, high growth companies during a rising interest rate environment.

Investment Strategy

The Fund’s strategy uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The advisor uses public information that is filed with the Securities and Exchange Commission (SEC) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time have resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size, and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk-adjusted return.

Fund Performance

The Catalyst Insider Buying Fund underperformed its S&P500 Total Return Index benchmark during FY 2022. The Fund’s performance includes relative outperformance from holdings in the industrials sector and relative underperformance in the information technology and consumer discretionary sectors.

In the first half of 2022, equity markets were adversely impacted by a variety of different factors. Russia invading Ukraine, the Fed raising interest rates numerous times to combat 40-year high inflation, and continued supply chain constraints resulted in the stock market’s worst first half of a year since 1970. Additionally, as interest rates rose rapidly, there was a disproportionately negative effect on assets with longer duration cash flows, impacting growth stocks in particular. The runway for companies to become sustainably profitable shortens in an uncertain, rising interest rate environment, which has resulted in a broad-based selloff across long duration equities.

We are optimistic heading into the second half of 2022 and believe that the Fund holds a number of companies that are undervalued by the market. The largest holdings of the Fund are tilted heavily towards companies that we believe are intrinsically underpriced relative to their fundamentals and growth prospects. During times of uncertainty, we think it is even more important to look at the insider buying actions of corporate executives as they are the people who are the most well-informed about their company’s prospects for the future. We follow a long-term strategy that invests in companies whose insiders believe their own shares are undervalued.

Catalyst Capital Advisors LLC | 646-827-2761

The Fund’s total returns for the fiscal year ended 06/30/22 and for the period since inception through 06/30/22 as compared to the S&P500 Total Return Index were as follows:

	Fiscal Year	5 Years	Since Inception[2]
Class A	-52.95%	-6.03%	2.54%
Class C	-53.27%	-6.72%	2.00%
Class I (Inception Date – 6/6/14)	-52.82%	-5.78%	-3.00%
S&P 500 Total Return Index	-10.62%	11.31%	10.67%*
Class A with Sales Charge	-55.65%	-7.13%	1.99%

Inception Date: 6/6/14

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

The Fund holds a relatively concentrated portfolio of large-capitalization U.S. companies experiencing significant insider buying–situations where those who know the most about the company are taking their own money and putting it back in the company through open market purchases. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy can outperform the S&P 500 Total Return Index over the long run. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Buying Fund, and we are pleased that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Buying Fund may or may not purchase the types of securities represented by the S&P500 Total Return Index.

[2]	Since inception returns assume inception date of 07/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. 6852-NLD-08222022

Catalyst Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	Ten Year Return	Since Inception**	Since Inception***
Class A	(52.95)%	(6.03)%	2.30%	2.54%	N/A
Class A with load	(55.65)%	(7.13)%	1.69%	1.99%	N/A
Class C	(53.27)%	(6.72)%	1.54%	2.00%	N/A
Class I	(52.82)%	(5.78)%	N/A	N/A	(3.30)%
S&P 500 Total Return Index(a)	(10.62)%	11.31%	12.96%	12.56%	10.67%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.70% for Class A, 2.45% for Class C and 1.45% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011, for Class A, Class C and the benchmark.

***	Inception date is June 6, 2014, for Class I and the benchmark.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Software	38.3%
Renewable Energy	10.1%
Metals & Mining	9.1%
Medical Equipment & Devices	8.1%
Internet Media & Services	7.4%
Insurance	7.2%
Apparel & Textile Products	4.9%
Automotive	4.8%
E-Commerce Discretionary	4.6%
Specialty Finance	4.4%
Other/Cash & Equivalents	1.1%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst Energy Infrastructure Fund (MLXAX, MLXCX, MLXIX) (Unaudited)

Dear Fellow Shareholders,

The Catalyst Energy Infrastructure Fund (the “Fund”) (MLXAX, MLXCX & MLXIX) returned +11.37% for the fiscal year ended June 30, 2022 for the Class I share. This performance (for Class I) was 7.04% ahead of our benchmark, the Alerian Total Return Index. Since inception, the Fund has returned -2.79% and its benchmark has returned - 3.36%. The Fund invests in the securities of corporations and master limited partnerships (MLPs) that derive a majority of their revenue from energy infrastructure activities. The manager believes that valuations are compelling, and the Fund has attractive upside.

Investment Strategy

The Fund seeks to achieve its investment objective by primarily investing in the publicly listed equity securities of U.S. and Canadian companies that generate a majority of their cash flow from midstream energy infrastructure activities. The Fund’s strategy aims to achieve current income and capital appreciation over the long-term. The Fund may also invest in the equity securities of MLPs (publicly traded partnerships) engaged in energy-related businesses. Most of the entities in which the Fund will invest derive a majority of their revenue from “midstream” energy infrastructure-related activities, including the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage, and terminaling of natural gas, natural gas liquids, crude oil, and refined products. Under normal conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in companies that derive a majority of their revenue from energy infrastructure activities. The Fund may invest in U.S. and foreign issuers of any market capitalization. The Fund intends to be taxed as a regulated investment company (“RIC”) and comply with all RIC-related restrictions, including limiting its investment in entities taxed as limited partnerships, including MLPs, to 25%.

The Fund seeks to pay a monthly distribution of no less than $0.10 per share. To the extent that this exceeds the distribution yield on the underlying portfolio, a portion of the Fund’s distribution may be classified as a return of capital for tax purposes.

Fiscal Year 2022 Performance

The fiscal year 2022 performance was a continuation of the sector’s recovery following the Covid low of March 2020. Global demand for hydrocarbons continued to grow and energy companies generally maintained fiscal discipline regarding growth investments. We believe the Fund is well positioned to achieve long term outperformance and believe that midstream energy infrastructure will generate attractive returns for investors.

The Fund’s total returns for the period since inception1 and YTD through 06/30/22 as compared to the Alerian MLP Total Return Index2 were as follows (unaudited):

	YTD 2022 (06/30/22)	1 Year (06/30/22)	Since Inception (12/22/14)[1]
Class A	13.55%	11.07%	-3.04%
Class C	13.15%	10.26%	-3.73%
Class l	13.70%	11.37%	-2.79%
Alerian MLP Total Return Index[2]	10.04%	4.33%	-3.36%
Class A with Sales Charge	7.03%	4.66%	-3.80%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Catalyst Capital Advisors LLC | 646-827-2761

Portfolio Holdings

We emphasize securities with exposure to midstream infrastructure, predominantly fee-based cash flows, better than average visibility around future earnings, and attractive growth prospects. As of June 30, 2022, we held 24 names.

As of June 30, 2022, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Total Investments
Cheniere Energy, Inc	10.4%
Energy Transfer	9.4%
Williams Companies	8.8%
Oneok, Inc	8.0%
Next Decade Corp	4.7%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2022. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2022, the Fund’s equity holdings were divided among economic industries as follows (unaudited):

Industry Common Stock
LNG Transportation & Storage	15.0%
Gathering & Processing	13.2%
Canadian Energy Infrastructure	13.2%
Natural Gas Transportation & Storage	13.1%
NGL Energy Infrastructure	12.2%
Mixed Energy Infrastructure MLP	9.4%
NGL Energy Infrastructure MLP	4.6%
Crude Transportation & Storage	4.5%
Refined Products Transportation & Storage MLP	4.3%
Canadian Natural Gas Transportation & Storage	3.1%
Canadian Crude Transportation & Storage	2.4%
Gathering & Processing MLP	1.8%
Liquids Transportation & Storage MLP	1.6%
Refining	1.4%
Cash	0.1%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2022.

Summary

We believe that investing in U.S. midstream energy infrastructure represents a way to seek to benefit from the development of shale oil and gas resources in the U.S. Moreover, the Fund is structured as a pass-through vehicle and as such incurs no tax liability of its own. Consequently, the tax characteristics of the cash flows received from its holdings are passed through to investors in the Fund, unlike many other RICs that invest in MLPs.

The continued strength in global energy demand and Europe’s pivot away from Russian natural gas supplies represent a very positive environment for midstream energy infrastructure companies. We believe the sector

Catalyst Capital Advisors LLC | 646-827-2761

continues to offer attractive upside. We are glad you share in this vision, and we value your investment with us. Your portfolio management team is currently invested in the strategy alongside you.

Sincerely,

Simon Lack

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Since inception returns assume inception date of 12/22/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[2]	The Alerian MLP Total Return Index is the leading gauge of large- and mid-cap energy MLPs. The float-adjusted, capitalization-weighted index includes 50 prominent companies and captures approximately 75% of available market capitalization. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst MLP & Infrastructure Fund may or may not purchase the types of securities represented by the Alerian MLP Total Return Index.

6861-NLD-08232022

Catalyst Energy Infrastructure Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	11.07%	0.11%	(3.04)%
Class A with load	4.66%	(1.06)%	(3.80)%
Class C	10.26%	(0.64)%	(3.73)%
Class I	11.37%	0.37%	(2.79)%
Alerian MLP Total Return Index(a)	4.33%	(0.29)%	(3.36)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses are 1.81% for Class A, 2.56% for Class C, and 1.56% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Alerian MLP Total Return Index is the leading gauge of large-cap and mid-cap energy Master Limited Partnerships. Investors cannot invest directly in an index.

**	Inception date is December 22, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry	% of Net Assets
Oil & Gas Producers	99.8%
Other/Cash & Equivalents	0.2%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst Pivotal Growth Fund (BUYAX, BUYCX, BUYIX) (Unaudited)

Dear Shareholders,

The Catalyst Pivotal Growth Fund invests in securities of companies that are experiencing or are expected to experience growth opportunities. Investing in growth opportunities often involves investing in companies that provide technological innovation to replace legacy technology. Some examples of these will include companies in the areas of data storage, e-commerce, communications, and digital payments.

Since our report last year, the U.S. economy has posed a number of challenges to the investing environment – including an inflationary environment, hawkish Federal Reserve Bank policy in response to inflation, and fears of economic slowdown resulting from the implementation of a more hawkish Fed policy. All these concerns are currently unresolved and have led to volatility during the first half of 2022. How these concerns settle out–whether benignly or with more disruption–will affect the performance of equities for the remainder of the year.

These are near-term concerns. Then there are the underlying businesses we own, whose growth we expect to continue over the long-term. While growth has moderated in some instances from the hypergrowth experienced in 2020, many of our investments continue to grow upon the base created in 2020 and 2021. In our investing approach, value is created when growth compounds for many years, not just one. Some examples of this include positions that are still in the process of compounding even after many years of growth, such as Alphabet and Adobe.1 Other positions are just in the beginning of their growth phase, driven by continuing customer adoption of their products and services.

Selecting companies for investment in the Fund has not come without some development in our thinking. We believe growth investing has changed somewhat over the last twenty years, in ways that are not always fully appreciated by investors. These have to do with the way products and services are distributed. Generally, a business involves (1) a product or products and (2) its ability to distribute these products. A business may have a great product but without distribution it is not likely to grow more valuable. Investing in growth opportunities twenty to fifty years ago would have required an analysis of the growth of a business’s distribution. To use an example from those days, a business with growing distribution was Wal-Mart, which started from small beginnings in northwestern Arkansas, then established new stores in other parts of the state, then in neighboring states, and finally in different regions of the country. They grew their distribution based on the assumption that their store model could be duplicated and that Americans in one part of the country enjoyed the same products as Americans in another part of the country.

Growing one’s distribution through physical locations applies not only to retail through store locations, but also to fast food chains and restaurants, or airlines and routes, and so on. By counting the number of distributive locations, you could measure the growth of a business. When I was starting out in investing, I engaged in this kind of counting exercise frequently. It was fairly straightforward in those days to judge the possible growth of a business, especially if the business provided investors with a roadmap of their future capital spending on new locations. If this was the case, and if you had reasonable faith in the management to execute on their spending plan, you could come up with a rough idea of how valuable the business could become.

Recognizing growth is different these days because growing the distribution of a business by physical location has become more rare. While it certainly still exists, distribution of products and services has increasingly become more digital. Either the goods are more often digital and are transported digitally, or they are purchased digitally so that a digital interaction is required. Of course, people still go to physical stores, but these days many more businesses grow now using a different kind of distribution.

So how are growth opportunities to be identified if not by observing the growth of physical locations? The answer, at least when analyzing technology firms, is by looking at the growth in the number of their users. In an increasingly

Catalyst Capital Advisors LLC | 646-827-2761

digital world, users themselves have become the most important points of distribution for the sale of products and services. These days, it is where the sale is often made.

If we see users as distribution points, this partially explains how a stable but staid business such as Microsoft Windows was able to find a second leg of growth after the business had fairly peaked in 2010. One of the hardest things to do in business is getting users onto your platform. But once they are on there, they are less likely to migrate to competing platforms. And their capture as a point of distribution, means they will be present when additional products and services emerge. Because Microsoft Windows users often found it difficult to leave the platform, they were still present when additional services such as messaging and video conferencing were introduced. When these new services were then bundled with existing services, higher subscription prices could then be justified.

In the Fund we invest in a number of businesses that were able to either grow users or are able to retain large user bases as points of distribution for potential new products and services. This is part of the business strategy that is being used most often by software-platform firms today. It’s not simply that sales and earnings continue to grow, but that these are driven primarily by user retention, user growth, and product growth.

We wanted to point out these dynamics for many of the companies we own. Because while this is obvious to analysts in the field and portfolio managers investing in these companies, it is often not explicitly communicated to their investors. It is partly because we recognize these dynamics that we continue to remain invested in many of these companies. Despite a disappointing year so far in the pricing of equities, our reasons for making the investments in these businesses when we started managing the Fund last year have not changed.

Strategy

Last year we wrote that one way of seeking value for investors is focusing on business performance, rather than seeking value through changes in capital structure (which occurs under share repurchases). Under our portfolio management strategy for the Catalyst Pivotal Growth Fund, the Fund selects and manages a portfolio of stocks focused on sales and earnings growth so that the increase in value comes not from increased ownership of existing holdings but from the value of the businesses underlying those holdings. Our strategy focuses on companies that are in the earlier part of their lifecycle (or are providing a new product or service) and which are expected to continue to grow for multiple years.

We believe we are providing investors with an opportunity to participate in increasingly adopted technologies. This occurs due to the increased digitization occurring in our society, not only in commerce and communication, but also in our social practices. These are powerful trends that have continued during the past decade and which we expect to provide value to investors in the years to come.

Our process for selecting the stocks of these companies utilizes both valuation criteria and technical analysis. When both technical analysis and valuation criteria have been satisfied, the stock of the company under consideration will be included in the Fund on a long-term basis. It is not expected that growth will be even and consistent. There may be some years in which the rate of growth will be different from preceding years.

A key feature of the Fund involves a recognition of the economic cycle as a factor in performance. The U.S. economy will experience periods of both expansion and contraction. During periods of contraction or slowing growth, growth stocks have a greater chance of underperforming other asset classes. Where we can anticipate the economic cycle negatively affecting performance (beyond the case of normal volatility), we would aim either to move a portion of the Fund to cash or be prepared to do so.

Fund Performance

For the trailing fiscal year, the Fund underperformed its benchmark, the S&P 500 TR Index, returning -45.18% compared to -10.62%. The overall market has generally done poorly since the start of 2022. The lag in performance relative to the benchmark can be attributed to heavier weighting in growth stocks which, as

Catalyst Capital Advisors LLC | 646-827-2761

higher beta equity securities, are more negatively affected by downward moves in the market. Should the market perform positively in the future, they would be expected to be more positively affected by the market.

Committed to its strategy of selecting only growth companies, the Fund did not make any significant allocation to the energy, industrial, or consumer staples sectors which would have lessened the magnitude of the drawdown in the Fund. With the inflationary environment that evolved last year, these sectors were among the better performing market sectors. But these sectors are cyclical in nature and its constituents only grow within the economic cycle; they typically do not grow beyond the cycle or only do so slowly.

The Fund’s total returns for the fiscal year ended 6/30/22 and the period since inception through 6/30/22 as compared to the S&P 500 TR Index were as follows:

	1 Year	3 Years	5 Years	Since Inception[3]
Class I	-45.07%	-12.54%	-5.14%	-0.44%
Class A	-45.18%	-12.74%	-5.36%	-0.69%
Class C	-45.63%	-13.41%	-6.08%	-1.44%
S&P 500 Total Return Index[2]	-10.62%	10.60%	11.31%	10.91%
Class A with Sales Charge	-48.32%	-14.46%	-6.47%	-1.38%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. lnvestments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook

While the current economic cycle just began in the summer of 2020, we view this economic cycle as developing faster and being shorter overall than investors have been accustomed to over the past decade. This will likely result in a shorter investment runway for growth stocks to continue to gain value before this economic cycle comes to an end.

Specifically, the current economic cycle has been spurred on by an excess of both monetary and fiscal stimulus which has led in part to the current inflationary environment. This has also led to an accelerated hawkish policy stance from the Federal Reserve, consistent with its stated desire to bring demand in balance with the economy’s current reduced supply capacity. While inflation should moderate as the Fed raises rates, it is not abundantly clear how much economic demand will be affected by increased hawkish policy. If demand is insensitive to rising rates and the Fed is unable to reduce demand easily, then the Fed will be induced to take further action. If further action is required by the Fed, then economic growth will likely be disrupted in the process of tamping inflation. This will have a very negative effect on equities and will shorten the current economic cycle.

While there are signs inflation may have peaked with recent Fed policy moves, over the next few years we expect investment conditions to improve, with the volatility in interest rates stabilizing at some lower level and economic growth projected to continue after the end of this economic cycle. These macro conditions are tailwinds to the current secular trends in growth investing that revolve around the adoption of internet technologies for existing commercial and social practices.

As we participate in these trends, we will continue to monitor possible candidates for inclusion in the Fund’s portfolio as well as respond to financial and economic conditions should they change. We believe this strategy has much promise in future years and want to thank you for the assets and trust you have placed with us.

Catalyst Capital Advisors LLC | 646-827-2761

Sincerely,

Christopher Chiu, CFA, George Tkaczuk, MD, and Timothy Webb

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Adobe Inc. and Alphabet Inc. constitute a 5.38% and a 4.80% allocation weighting of the Fund respectively.

[2]	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[3]	Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6828-NLD-08112022

Catalyst Pivotal Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	(45.18)%	(5.36)%	(0.69)%
Class A with load	(48.32)%	(6.47)%	(1.38)%
Class C	(45.63)%	(6.08)%	(1.44)%
Class I	(45.07)%	(5.14)%	(0.44)%
S&P 500 Total Return Index(a)	(10.62)%	11.31%	10.91%
Russell 3000 Total Return Index(b)	(13.87)%	10.60%	10.29%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 years are annualized. As disclosed in the Fund’s prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.57% for Class A, 3.31% for Class C and 2.29% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The Russell 3000 Total Return Index, is a market capitalization-weighted index of the 3,000 largest U.S. traded stocks. Investors cannot invest directly in an index.

**	Inception date is December 31, 2013.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Software	19.5%
Internet Media & Services	11.0%
E-Commerce Discretionary	10.2%
Technology Services	9.0%
Semiconductors	8.7%
Health Care Facilities & Services	6.5%
Technology Hardware	5.5%
Biotech & Pharma	4.8%
Banking	4.4%
Transportation & Logistics	4.1%
Other/Cash & Equivalents	16.3%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst/MAP Global Equity Fund (CAXAX, CAXCX, CAXIX) (Unaudited)

Dear Fellow Shareholders:

The Catalyst/MAP Global Equity Fund’s (the “Fund”) total returns for the fiscal year, five-year and since inception periods through 06/30/22 as compared to the MSCI All Country World Stock Index1 and the MSCI All Country World Stock Value Index2 were as follows (unaudited):

Fund vs. Index Performance	Calendar YTD	1 Year	5 Years	Since Inception[3]
Class A without sales charge	-11.50%	-7.41%	5.28%	7.29%
Class A with sales charge	-16.59%	-12.73%	4.04%	6.71%
Class C	-11.76%	-8.07%	4.51%	6.48%
MSCI All Country World Stock Index[1]	-19.97%	-15.37%	7.54%	8.05%
MSCI All Country World Stock Value Index[2]	-12.00%	-7.47%	5.03%	6.56%
Class I (Inception Date – 6/6/14)	-11.39%	-7.15%	5.57%	5.50%
MSCI All Country World Stock Index[1]	-19.97%	-15.37%	7.54%	6.76%*
MSCI All Country World Stock Value Index[2]	-12.00%	-7.47%	5.03%	4.63%*

*	Inception date: 6/6/14

The Fund’s maximum sales charge for Class A shares is 5.75%. lnvestments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus, please call the Fund, toll-free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMutualFunds.com.

These last twelve months have been a tale of two cities when it comes to the broader markets. Stocks finished 2021 on a strong note, climbing to new all-time highs despite a choppy September, inflationary pressures, and the return of COVID-19 infections and the shutdowns that followed. However, in 2022, new challenges arose in the form of the Russian invasion of Ukraine, 40-year high inflation levels, and an aggressive Federal Reserve Bank trying to stop inflation in its tracks by beginning to take back years of excessive stimulus, causing markets to enter bear market territory. All three major U.S. indexes posted their second straight quarter of declines. U.S. stocks posted their worst first half in over 52 years as valuation levels contracted from near-record high levels. The S&P 500 printed its worst half-year since 1970. The Dow had its most significant first half drop since 1962, and the NASDAQ saw its largest percentage drop ever. Not surprisingly, stocks with the loftiest valuations generally performed the worst, while those with more modest valuations lost ground but were generally spared from the worst of the declines. Globally, the picture was not much different, as most countries face similar inflationary pressures.

As it pertains to the Fund, performance exceeded that of our primary benchmark for the year, while including sales charges, it trailed the secondary benchmark. Relative to the primary benchmark, the Fund experienced better performance in every sector with the exception of energy. While we have positioned the portfolio to weather the inflation storm, we chose to do so via the agricultural and materials spaces rather than in energy, as we believe they are not subject to as many governmental headwinds such as energy and with less economic cyclicality than traditional base metals. And while we do not have direct exposure to the energy sector, we do have holdings in several utilities with energy exposure, namely National Fuel Gas and UGI, Inc.

With that said, the top five contributors to performance for the year were Mosaic (MOS), +49.38%; GrainCorp LTD- A (GNC AX), +74.09%; Bunge (BG), +18.64%; National Fuel Gas (NFG), +30.17%; and Tetra Tech (TTEK), +12.54%. Not surprisingly, the vast majority of our top performers were inflation plays. Inversely, the top five detractors to performance for the year were Kratos Defense & Security (KTOS), -51.3%; eBay (EBAY), -39.83%; Micron Technology (MU), -34.7%, Groupe Bruxelles Lambert (GBLB BB), -23.15%; and Sprott Physical Gold & Silver (CEF), -17.5%).

Catalyst Capital Advisors LLC | 646-827-2761

While we believe that inflation is likely nearing its peak for this cycle, it will likely remain well above the Fed’s stated targets for an extended period. As such, we remain comfortable with the inflation names we own for reasons mentioned above. Additionally, we have confidence in the materials names in the Fund, such as Freeport – McMoRan (FCX), as we believe the movement toward less fossil fuel consumption will create a favorable backdrop for copper over the long term. As a reminder, as value investors, we not only require a stock to have an attractive valuation to be included in our portfolios but are also insistent on having a catalyst to unlock the value that we believe the stock possesses.

Looking at the portfolio activity during the year, turnover remains low. During the period, we exited shares of beverage company Distell Group Holdings LTD (DGH SJ) as the company was acquired. With the proceeds, we purchased shares of media company MultiChoice Group Ltd. (MCG SJ), as we believe Vivendi’s (VIV FP) more than 18% stake in the company could ultimately lead to consolidation. We also exited the shares of Thungela Resources Limited (TGA LN) we received when parent company Anglo American PLC (AAL LN) spun off the division. Thungela is a coal miner in South Africa and given the long-term shift away from fossil fuels we felt it was prudent to dispose of the shares. Our final disposition was Verizon Communications (VZ). We sold the shares in favor of adding shares of AT&T (T) as we felt the company was better positioned to gain subscribers. Additionally, we believed the company’s spin off of Warner Media and ultimate merger with Discovery (now WBD) would ultimately unlock long-term value given media mogul John Malone’s interest in the name. Shares of AT&T have gone on to outperform shares of Verizon since the shift. Lastly, we added two new health care names, Koninklijke Philips NV (PHG) and Medtronic PLC (MDT). Both purchases were made on the impetus that they would benefit from a return to normalized rates of hospital procedures following the COVID-19 pandemic shutdowns, as well as benefit from the long-term opportunity stemming from the lingering effects of long COVID (those who experience post-COVID symptoms for long periods of time).

Going forward, although only history will tell, if/when we enter a recession, we suspect that we are currently in a mild one, although a fair amount of Wall Street economists still believe one can be avoided. While the job market remains strong, with the jobless rate remaining a historically low 3.6% in June, coupled with better-than-expected hiring, there are signs – particularly from big technology companies – that the rate of hiring is due to slow down. The employment situation is an essential barometer in that the unemployment rate has increased every time there was a U.S. recession. This increase was as little as 1.9 percentage points in 1960 and 1961 and as much as 11.2 percentage points in 2020. The median increase in the jobless rate among all twelve post-World War II recessions was 3.5 percentage points. In fact, the U.S. did not escape any of those recessions with a jobless rate below 6.1%. However, the unusually high number of unfilled jobs in the U.S. makes this barometer challenging to predict. The U.S. has recorded more than eleven million unfilled job openings in six of the past seven months, four million more monthly openings than was typical before COVID-19 hit the economy in early 2020. At the same time, labor is scarce, making firms reluctant to fire their workers. The Bureau of Labor Statistics June nonfarm payroll data is evidence that this trend is continuing. Should this persist, we believe the Fed will find it much more difficult to fight inflation and deliver on their dual mandate.

Assuming we are presently in a recession (or soon to enter one), we suspect it will last longer than average in terms of duration. Our belief that the current economic downturn may last longer is due to the excessive government tools used to stimulate the economy, negating their recent efforts to quash it. In short, the Fed does not have the tools it needs to lift the economy out of a recession. With the Fed’s balance sheet near all-time high levels and the Fed Funds rate below 2%, there are no meaningful levers for the Fed to pull. Recall that it was the combination of perpetual Quantitative Easing (QE) that took the Fed’s balance sheet to over $9 trillion and three aggressive fiscal stimulus programs that created the inflation firestorm the Fed is trying to extinguish. An about-face on either front to help an ailing economy will stir inflation fears that much more.

Given current economic uncertainties coupled with policy missteps, we believe this year’s midterms may carry more investment sway than most other elections. Going through bear markets and recessions are never enjoyable experiences but, regrettably, are a natural part of investing. The best advice to adhere to is never to act emotionally

Catalyst Capital Advisors LLC | 646-827-2761

but rather to stay the course. We take comfort in owning quality companies with attractive valuations that generate solid dividend income. While no one can predict near-term market directions with absolute certainty, over the long- haul, equities have historically proven themselves to be long-term builders of wealth and, as value investors, value stocks have a demonstrated history of performing well during periods of inflation.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The MSCI All Country World Stock Index is a market capitalization-weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Equity Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

[2]	The MSCI All Country World Stock Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed markets (DM) countries. The MSCI ACWI Value is maintained by Morgan Stanley Capital International. The Catalyst/MAP Global Equity Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Value Index.

[3]	Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6825-NLD-08112022

Catalyst/MAP Global Equity Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	Ten Year Return	Since Inception**	Since Inception***
Class A	(7.41)%	5.28%	7.96%	7.29%	N/A
Class A with load	(12.73)%	4.04%	7.32%	6.71%	N/A
Class C	(8.07)%	4.51%	7.15%	6.48%	N/A
Class I	(7.15)%	5.57%	N/A	N/A	5.50%
MSCI All Country World Stock Index(a)	(15.37)%	7.54%	9.32%	8.05%	6.76%
MSCI All Country World Stock Value Index(b)	(7.47)%	5.03%	7.69%	6.56%	4.63%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.65% for Class A, 2.40% for Class C, and 1.39% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The MSCI All Country World Stock Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index.

(b)	The MSCI All Country World Stock Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 27 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

**	Inception date is July 29, 2011, for Class A, Class C and the benchmark.

***	Inception date is June 6, 2014, for Class I and the benchmark.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Biotech & Pharma	14.5%
Food	8.5%
Telecommunications	7.0%
Technology Hardware	7.0%
Gas & Water Utilities	5.9%
Semiconductors	5.1%
Wholesale - Consumer Staples	4.4%
Engineering & Construction	4.2%
Chemicals	3.8%
Commodity	3.4%
Other/Cash & Equivalents	36.2%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst/Lyons Tactical Allocation Fund (CLTAX, CLTCX, CLTIX) (Unaudited)

Dear Fellow Shareholders,

We are pleased to provide our annual report for the Catalyst/Lyons Tactical Allocation Fund (the “Fund”), with a discussion of highlights and performance for the fiscal year ended June 30, 2022 (“FY2022”).

Performance Discussion

The Fund returned -19.33% (class A shares) for the fiscal year ended 6/30/2022, compared with -13.55% for the benchmark (Lipper Flexible Portfolio Funds Index) and -11.75% for the Morningstar Tactical Allocation category. Since inception, CLTAX has returned +131.93% compounded (+8.78% annually), compared with +91.20% for the benchmark (+6.70% annually) and +46.22% for the peer group (+3.87% annually).

Class I Shares	1 Year	5 Years	Since Inception[1]
Inception: 6/6/2014	As of 06/30/22	As of 06/30/22	(6/6/2014 – 6/30/2022)
Class I	-19.15%	5.05%	5.51%
Lipper Flexible Portfolio Funds Index[2]	-13.55%	5.54%	4.85%

Class A & C Shares	1 Year	5 Years	Since Inception[1]
Inception: 7/2/2012	As of 06/30/22	As of 06/30/22	(07/02/12 - 06/30/22)
Class A	-19.33%	4.79%	8.78%
Class C	-19.94%	4.00%	7.98%
Lipper Flexible Portfolio Funds Index[2]	-13.55%	5.54%	6.70%
Class A with Sales Charge	-23.97%	3.55%	8.14%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. lnvestments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance maybe lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund remained long equities throughout FY2022. Headline risks and technical weakness in September triggered implementation of a risk hedge. Conditions remained in place to maintain our risk hedge for the remainder of FY2022.

Fiscal year 2022 was truly a tale of two halves for U.S. equity markets. Growing inflation and Federal Reserve interest rate policy dominated headlines and financial markets. Inflation was believed to be transitory early on, with the highest price increases concentrated in consumer sectors booming with pent-up demand exiting the coronavirus crisis. Cracks in the economic recovery first emerged from the delta variant’s lagged effect on consumer activity in late Summer 2021. Concerns abruptly shifted toward a rapidly escalating supply crunch that triggered reversals in business outlooks, followed by downward earnings estimates. Multiples had already been compressing in 2021 as earnings estimates spent most of the year rallying faster than stock prices. Approaching 3rd quarter earnings season, earnings were still projected to grow at a record pace, but critically, that was due in large part to the suppressed base effects of the 2020 lockdowns. The rate at which Q3 earnings were projected to grow had, in fact, begun declining. When earnings multiples and growth projections gang up for a coordinated retreat, market risk grows.

Catalyst Capital Advisors LLC | 646-827-2761

November brought the omicron variant, and the Fed canceled the use of “transitory” to describe inflation, triggering an ugly but brief market selloff. Such was the headline volatility for much of FY2022, with push and pull among seemingly equal bullish and bearish dynamics. It took geopolitical tensions between Russia and Ukraine (pre-invasion) to turn markets away from all-time highs at the beginning of 2022. High inflation proved to not be transitory, in fact worsening due to unrelenting supply chain bottlenecks. A top tail risk fear among market participants had been an overshoot in the Federal Reserve’s loose money policy and willingness to let inflation run hot. Such fears were not without merit, as the Fed made an abrupt pivot to begin tightening sooner and in larger increments than expected. Market speculation and uncertainty about what policy reversion looks like changed by the day, leading to wild rotations within equity market sectors, as well as an interest rate backup and bearish curve flattening.

Markets crossed into bear territory in February, only to rally sharply on Russia’s actual invasion of Ukraine. The invasion and ping pong match of expectations for the Fed’s tightening path remained key drivers of volatility and declining sentiment. Energy supply disruptions exacerbated heavy inflation. Daily return volatility of the S&P 500 nearly quadrupled levels posted in all of 2017, a quiet year by comparison. Consumer sentiment posted record lows due to the inflationary impact on personal finances.

The Federal Reserve raised rates in March for the first time in four years. While expected, the market’s pricing of the pace and size of additional rate increases remained a roller coaster. The yield curve inverted multiple times across the middle. Bond indexes saw record declines and bond funds suffered their highest outflows in over a decade. Commodity indexes saw record gains in March, with the highest gas prices since 2013. Yet, the TINA dynamic (there is no alternative) and dip buying continued to provide green shoots of support for equities, followed by a series of reversals that would lead to a 20% YTD decline in the S&P as of June 30.

The roller coaster year for markets made for an equally eventful ride for the Fund. The headline events and market weakness that developed in early September met our risk hedging requirements. We implemented an options hedge on the S&P 500 intended to buffer near-term market risk and provide growing levels of protection in the event of a deeper selloff, should the intensifying headwinds from supply chain issues prompt a reset in market levels to reflect lower earnings growth. The hedge contributed positively to Fund return in September but detracted from return in October as markets recovered. With headline risk evolving from one coronavirus variant to another and inflationary pressures growing, we rolled the hedge in November ahead of expiration and later rolled to Nasdaq index options as tech/growth/momentum stocks led an early 2022 market correction. We continued actively managing our risk hedge throughout large rotations among sectors, style, and other factors that fueled high market volatility. The constant push and pull of speculation around Fed rate policy prompted offsetting contribution and detraction to/from Fund performance from our risk hedge during short time spans.

Market dynamics during FY2022 had a similar impact on our equity portfolio. Historically, the portfolio has a neutral style composition with more than half of our holdings in core stocks. The remaining positions generally are split with a slight tilt toward growth or value. In the first half of FY2022 we had a slight growth tilt. This growth tilt benefitted the Fund in early FY2022 with growth resurging as the reflation trade faltered. Selection effects weighed on Fund performance to close the year and start 2022. As a concentrated portfolio of 25 or fewer stocks, outsize returns by one stock can have a large impact on Fund return. The Fund’s position in Moderna, Inc. (NASDAQ: MRNA, 0% of assets as of 6/30/2022) declined approximately 52% in the December 2021 – January 2022 period, resulting in underperformance relative to the benchmark, and to a greater degree, broad equity markets during this time. With inflationary pressures growing, we began gradually shifting our growth tilt toward companies expected to thrive in inflationary regimes and potentially weak equity market cycles. This benefitted the Fund in the final quarter of FY2022 relative to broad equity markets but remaining fully allocated to equities during this time resulted in underperformance relative to the more balanced benchmark.

Closing

Rapidly deteriorating market conditions in the first half of 2022 resulted in a defensive signal from our Quantitative Risk Indicator on June 30 to close out the Fund’s fiscal year. With the potential defensive shift approaching, we

Catalyst Capital Advisors LLC | 646-827-2761

allowed the Fund’s risk hedge to expire in June in anticipation of implementing a whipsaw hedge in conjunction with a tactical asset allocation shift to U.S. Treasuries in July. Accordingly, the Fund begins the new fiscal year with a defensive allocation to Treasuries and a whipsaw hedge constructed of long equity index exposure. This allocation offers reduced volatility and improved risk/reward balance regardless of market direction in the near term. Treasuries are anticipated to offer downside protection in a severe market decline, while our whipsaw hedge will allow the Fund to participate in market upside should market headwinds subside and renewed strength take hold.

We thank you for your continued support.

Sincerely,

Matthew N. Ferratusco, CIPM

Portfolio Manager

Lyons Wealth Management, LLC, Fund Sub-Adviser

Alexander Read

CEO

Lyons Wealth Management, LLC, Fund Sub-Adviser

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Since inception returns assume inception date of 07/02/2012 The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[2]	Lipper Flexible Portfolio Funds Index measures the unweighted average total return performance of the thirty largest share classes (as available) of funds in the Flexible Portfolio Funds classification. The full list of Lipper Index components is available directly from Lipper. Lipper Indices are unmanaged. The Thomson Reuters Lipper Fund Awards, granted annually, highlight funds and fund companies that have excelled in delivering consistently strong risk-adjusted performance relative to their peers. The Lipper Fund Awards are based on the Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Lipper Fund Award. For more information, see www.lipperfundawards.com. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. There is no assurance that the Fund will achieve its investment objective.

©	2021 Morningstar. CLTIX rated 4-stars for the period ending 6/30/2021, based on 3-year risk adjusted returns out of 237 funds in the Tactical Allocation category. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Catalyst Capital Advisors LLC | 646-827-2761

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life sub-accounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustment for sales loads. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics.

6865-NLD-08252022

Catalyst/Lyons Tactical Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmarks:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**	Since Inception***
Class A	(19.33)%	4.79%	8.78%	N/A
Class A with load	(23.97)%	3.55%	8.14%	N/A
Class C	(19.94)%	4.00%	7.98%	N/A
Class I	(19.15)%	5.05%	N/A	5.51%
Lipper Flexible Portfolio Funds Index(a)	(13.55)%	5.54%	6.70%	4.85%
S&P 500 Total Return Index(b)	(10.62)%	11.31%	12.94%	10.67%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.94% for Class A, 2.69% for Class C, and 1.69% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Lipper Flexible Portfolio Funds Index, is an index that, by portfolio practice, allocates its investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of its portfolio is invested in securities traded outside of the United States. Investors cannot invest directly in an index.

(b)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is July 2, 2012, for Class A, Class C and the benchmarks.

***	Inception date is June 6, 2014, for Class I and the benchmarks.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Health Care Facilities & Services	16.0%
Retail - Consumer Staples	12.7%
Technology Services	11.1%
Retail - Discretionary	8.9%
Commercial Support Services	5.6%
Semiconductors	5.2%
Technology Hardware	5.0%
Software	4.9%
Diversified Industrials	4.1%
Biotech & Pharma	3.7%
Other/Cash & Equivalents	22.8%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst Dynamic Alpha Fund (CPEAX, CPECX, CPEIX) (Unaudited)

Dear Fellow Shareholders,

We are pleased to provide you with the annual report for the Catalyst Dynamic Alpha Fund (the “Fund”). Since collaborating with Catalyst Funds more than a decade ago to offer our flagship equity investment strategy as a mutual fund, we have made numerous significant accomplishments. We have leveraged the distribution advantages afforded through our partnership; vastly expanded the accessibility of the strategy; and produced noteworthy investment results for our investors. We continue to build upon our prior successes and are confident in our future.

The Fund’s total returns through 06/30/22 as compared to the S&P 500 Total Return Index are as follows:

Fund vs Index Performance	Fiscal Year (06/30/21-06/30/22)	Since Inception (12/22/11-06/30/22)[2]
Class A without sales charge	-6.77%	12.39%
Class A with sales charge	-12.13%	11.76%
Class C	-7.45%	11.55%
Class l (Inception Date - 6/6/14)	-6.54%	9.55%
S&P 500 Total ReturnIindex[1]	-10.62%	10.67% *

*	Inception Date: 6/6/14

The Fund’s maximum sales charge for Class A shares is 5.75%. lnvestments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Catalyst Dynamic Alpha Fund seeks to achieve long-term capital appreciation by investing in what we believe to be outperforming securities from industries that are displaying emerging strength. Our security selection methodology is built upon proprietary quantitative algorithms, which are applied to both individual securities and custom industry groupings. This highly replicable selection approach is paired with an open architecture portfolio construction mandate that affords the portfolio management team the freedom to create and tactically shift portfolio exposures as market dynamics dictate. This style-agnostic approach, we believe, results in a nimble portfolio, which has produced a performance history, that often displays a lower correlation to the broad equity market than more traditional institutional strategies.

The Catalyst Dynamic Alpha Fund was well positioned to buffer the elevated market volatility experienced over the preceding 12 months. For the first half of the period, equities continued to rise against the backdrop of loose monetary policy. However, as the tenor of the Federal Reserve shifted to a more restrictive approach, equities slumped to their worst start to a calendar year since the 1970s. The Fund’s orientation towards defensive aspects of the stock market in tandem with its procyclical posture was well rewarded during the year. Furthermore, the portfolio’s underweight allocation to secular growth trends was advantageous as this facet of the investment spectrum suffered most acutely during the past six months. While Information Technology remains the largest sector allocation within the Fund, the weighting of the sector now stands about one third lower than a year ago. The proceeds from this reduction have been redirected to more defensive sectors such as Health Care, Utilities and Consumer Staples.

Catalyst Capital Advisors LLC | 646-827-2761

As of June 30, 2022, the portfolio was allocated in the following fashion.

Sector Allocation	% Assets
Information Technology	18.1%
Health Care	17.4%
Industrials	13.5%
Financials	11.8%
Consumer Staples	11.4%
Materials	7.7%
Energy	7.5%
Real Estate	7.3%
Utilities	2.8%
Communication Services	1.8%
Consumer Discretionary	0.0%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2022 and are subject to change.

For the year, the Fund produced positive allocation and selection effects to deliver relative outperformance of the benchmark. This fortuitus confluence was driven by a significantly underweight allocation to the poorest performing sector, Communications Services, and robust selection effects from the Industrial sector. Quanta Services (PWR) and Builders FirstSource (BLDR) gained 37% and 25%, respectively, over the holding period; far outpacing both the benchmark index and their sector peers. Quanta Services, a provider of engineering consulting services to utility providers and government entities, has consistently exceeded earnings expectations over the period and has grown revenues from about $11B to $14B over the past year. Builders FirstSource, a small capitalization firm based in Texas which manufactures and distributes building products to professional homebuilders, benefitted from several accretive acquisitions. Despite significant price gains, the stock continues to sell for a price to earnings multiple in the mid-single digits. Selections from the Information Technology and Consumer Discretionary sectors were the largest detractors from portfolio performance. Pure Storage (PSTG) and Aptiv PLC (APTV) fell to double digit losses before being sold from the portfolio.

As of June 30, 2022, the top five holdings in the Fund as a percentage of net assets were:

Company	Weight
UnitedHealth Group	6.4%
Quanta Services, Inc.	5.1%
ON Semiconductor Corp.	4.0%
Hershey Co.	4.0%
AstraZeneca PLC	4.0%

Holdings are subject to change and should not be considered investment advice.

The ramifications of the Federal Reserve’s battle against inflation continue to trouble investors. A wide spectrum of possible economic outcomes has a reasonable possibility of occurring. This, in turn, has had the effect of muddling consensus and elevating volatility in assets. While current readings of price pressures continue to climb on a year-over-year basis, there have been noteworthy signs that future expectations of inflation have become far more sanguine. Breakeven inflation expectations in the bond market are falling toward their lowest levels of the past year, commodity prices (including oil) are dropping quickly, and home and rent costs are moderating in the face of higher interest rates. However, the cost of diffusing inflation pressures is borne by moderating economic growth, which has elevated recessionary alarms among some. With monthly employment growth running at more than 300,000 jobs and the unemployment rate at the lowest level of the past 50 years, an imminent recession is either unlikely or incredibly unusual. Though a persistent economic contraction seems improbable, economic

Catalyst Capital Advisors LLC | 646-827-2761

growth is set to moderate at the micro and macroeconomic levels. Rate sensitive spending on residences, durable and business equipment is likely to slip as borrowing costs rise by the largest figure since the mid 90’s. However, these expenditures are not currently overextended and personal consumption, which accounts for the preponderance of GDP, continues to hold up well despite the rise in prices.

Moderating growth seems the most probable economic path, which may prove fruitful to patient investors. Current equity valuations are notably more palatable than in the recent past. Large cap stocks trade at multiples which are in line with long term averages while equities further down the capitalization spectrum are discounted even more. The S&P 400 index of mid capitalization stocks trades at a current price to earnings multiple equivalent to the lows achieved in 2008 and 2001. Even more enticing, the S&P 600 index of small cap equities trades at the lowest multiple since the dataset began in the early 1990’s. Discounted valuation doesn’t necessarily portend imminent gains, but there is a strong correlation with advantageous long-term advances.

Valuations metrics for equities have moderated thus far in 2022, but as noted above, that normalization has not been uniform. Notably, one broad class of equities continues to trade at a valuation premium to its long-term average. The price-to-earnings multiple of large capitalization growth stocks is still about 15% above the average level of the past 20 years. This despite the fact that both growth and large cap stocks more generally have been among the poorer performers in the recent market correction. While the investment merits of the entire cohort cannot be dismissed outright, it is worth noting historically analogous market circumstances. At the turn of the century, stocks hit an all-time high driven by exponential advances by “dot-com” stocks and subsequently suffered an acute selloff. Prior to the Great Financial Crisis, equities hit a record high driven by advances in energy stocks before stumbling sharply as subprime mortgages crippled the banking system. Unsurprisingly, in each instance those stocks which catapulted the overall market higher were also significant underperformers during the downturn. However, despite the pronounced poor performance by these groups during the market selloff, they didn’t resume a market leadership position as equities moved higher. In fact, they persistently lagged the overall market rally in the early years of recovery. In short, what leads the market into a correction is not often what leads it out. While the full story of this investment cycle is yet to be written, the presumption that large cap growth stocks will simply reassume the mantle of performance leadership may be premature.

Sincerely,

Cory Krebs

President, Cookson, Peirce & Co., Sub-Advisor to the Fund

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Dynamic Alpha Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume an inception date of 12/22/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month- end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6855-NLD-08222022

Catalyst Dynamic Alpha Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	Ten Year Return	Since Inception**	Since Inception***
Class A	(6.77)%	7.39%	12.33%	12.39%	N/A
Class A with load	(12.13)%	6.13%	11.67%	11.76%	N/A
Class C	(7.45)%	6.59%	11.49%	11.55%	N/A
Class I	(6.54)%	7.66%	N/A	N/A	9.55%
S&P 500 Total Return Index(a)	(10.62)%	11.31%	12.96%	13.28%	10.67%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses are 1.48% for Class A, 2.23% for Class C and 1.23% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 22, 2011, for Class A, Class C and the benchmark.

***	Inception date is June 6, 2014, for Class I and the benchmark.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Health Care Facilities & Services	9.6%
Biotech & Pharma	7.8%
Food	7.6%
Oil & Gas Producers	7.5%
Semiconductors	6.8%
Insurance	6.2%
Engineering & Construction	5.1%
Technology Hardware	5.1%
Chemicals	4.3%
Software	3.9%
Other/Cash & Equivalents	36.1%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

CATALYST INSIDER BUYING FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 98.9%
	APPAREL & TEXTILE PRODUCTS - 4.9%
15,220	Crocs, Inc.(a)	$740,757

	AUTOMOTIVE - 4.8%
1,080	Tesla, Inc.(a),(b)	727,294

	E-COMMERCE DISCRETIONARY - 4.6%
1,095	MercadoLibre, Inc.(a)	697,373

	INSURANCE - 7.2%
97,190	Ambac Financial Group, Inc.(a),(b)	1,103,106

	INTERNET MEDIA & SERVICES - 7.4%
205	Alphabet, Inc., Class C(a)	448,427
4,120	Meta Platforms, Inc., Class A(a)	664,350
		1,112,777
	MEDICAL EQUIPMENT & DEVICES - 8.1%
4,510	Repligen Corporation(a),(b)	732,424
900	Thermo Fisher Scientific, Inc.	488,952
		1,221,376
	METALS & MINING - 9.1%
5,050	Alpha Metallurgical Resources, Inc.(a)	652,107
5,040	Arch Resources, Inc.	721,173
		1,373,280
	RENEWABLE ENERGY - 10.1%
3,925	Enphase Energy, Inc.(a)	766,317
2,770	SolarEdge Technologies, Inc.(a)	758,094
		1,524,411
	SOFTWARE - 38.3%
4,380	Crowdstrike Holdings, Inc., Class A(a)	738,293
620	Digital Turbine, Inc.(a)	10,831
3,645	DocuSign, Inc.(a)	209,150
450,920	Hims & Hers Health, Inc.(a),(b)	2,042,668
70	Microsoft Corporation	17,978
8,065	Okta, Inc.(a)	729,076

The accompanying notes are an integral part of these financial statements.

CATALYST INSIDER BUYING FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 98.9% (Continued)
	SOFTWARE - 38.3% (Continued)
12,400	RingCentral, Inc., Class A(a)	$648,024
1,580	ServiceNow, Inc.(a)	751,322
7,940	Twilio, Inc., Class A(a)	665,451
		5,812,793
	SPECIALTY FINANCE - 4.4%
124,980	SoFi Technologies, Inc.(a),(b)	658,645

	TOTAL COMMON STOCKS (Cost $21,395,740)	14,971,812

	COLLATERAL FOR SECURITIES LOANED - 19.0%
2,869,650	Mount Vernon Liquid Assets Portfolio, 1.61% (Cost $2,869,650)(c),(d)	2,869,650

	TOTAL INVESTMENTS - 117.9% (Cost $24,265,390)	$17,841,462
	LIABILITIES IN EXCESS OF OTHER ASSETS - (17.9)%	(2,714,435)
	NET ASSETS - 100.0%	$15,127,027

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of June 30, 2022 was $2,727,932, which included loaned securities with a value of $8,754 that have been sold and are pending settlement as of June 30, 2022. The total fair value of loaned securities, excluding these pending sales is $2,719,178.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(d)	Mutual Fund Series Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

The accompanying notes are an integral part of these financial statements.

CATALYST ENERGY INFRASTRUCTURE
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.8%
	OIL & GAS PRODUCERS - 99.8%
158,938	Cheniere Energy, Inc.	$21,143,521
140,552	Crestwood Equity Partners, L.P.	3,384,492
103,397	DT Midstream, Inc.	5,068,521
209,634	Enbridge, Inc.	8,859,133
1,931,402	Energy Transfer, L.P.	19,275,392
1,035,563	EnLink Midstream, LLC	8,802,286
385,161	Enterprise Products Partners, L.P.	9,386,374
979,203	Equitrans Midstream Corporation	6,227,731
259,726	Gibson Energy, Inc.	4,810,040
126,607	Hess Midstream, L.P., A	3,544,996
275,107	Keyera Corporation	6,283,129
526,732	Kinder Morgan, Inc.	8,828,028
104,363	Magellan Midstream Partners, L.P.	4,984,377
34,010	Marathon Petroleum Corporation	2,795,962
110,486	MPLX, L.P.	3,220,667
2,145,083	NextDecade Corporation(a)	9,524,169
274,801	NuStar Energy, L.P.	3,847,214
293,278	ONEOK, Inc.	16,276,929
255,710	Pembina Pipeline Corporation	9,039,349
899,735	Plains GP Holdings, L.P.	9,285,265
145,648	Targa Resources Corporation	8,690,816
174,829	TC Energy Corporation	9,057,890
149,878	Western Midstream Partners, L.P.	3,643,534
576,131	Williams Companies, Inc. (The)	17,981,048

	TOTAL COMMON STOCKS (Cost $181,381,765)	203,960,863

	TOTAL INVESTMENTS - 99.8% (Cost $181,381,765)	$203,960,863
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.2%	313,820
	NET ASSETS - 100.0%	$204,274,683

LLC	- Limited Liability Company

LP	- Limited Partnership

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

CATALYST PIVOTAL GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 96.8%
	APPAREL & TEXTILE PRODUCTS - 3.9%
1,555	NIKE, Inc., Class B	$158,921

	BANKING - 4.4%
4,615	Wells Fargo & Company	180,770

	BIOTECH & PHARMA - 4.8%
1,290	AbbVie, Inc.(a)	197,576

	E-COMMERCE DISCRETIONARY - 10.2%
2,160	Amazon.com, Inc.(b)	229,413
460	Etsy, Inc.(b)	33,677
245	MercadoLibre, Inc.(b)	156,033
		419,123
	ENTERTAINMENT CONTENT - 1.9%
1,145	Sea Ltd. - ADR(b)	76,555

	HEALTH CARE FACILITIES & SERVICES - 6.5%
510	UnitedHealth Group, Inc.	261,952

	INTERNET MEDIA & SERVICES - 11.0%
90	Alphabet, Inc., Class A(b)	196,133
670	Meta Platforms, Inc., Class A(b)	108,038
315	Netflix, Inc.(b)	55,084
1,150	Roku, Inc.(a),(b)	94,461
		453,716
	LEISURE FACILITIES & SERVICES - 3.5%
1,865	Starbucks Corporation	142,467

	LEISURE PRODUCTS - 0.8%
3,400	Peloton Interactive, Inc., Class A(a),(b)	31,212

	SEMICONDUCTORS - 8.7%
2,300	Advanced Micro Devices, Inc.(b)	175,881

The accompanying notes are an integral part of these financial statements.

CATALYST PIVOTAL GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 96.8% (Continued)
	SEMICONDUCTORS - 8.7% (Continued)
1,195	NVIDIA Corporation(a)	$181,150
		357,031
	SOFTWARE - 19.5%
600	Adobe, Inc.(b)	219,636
700	Bill.com Holdings, Inc.(b)	76,958
1,310	Crowdstrike Holdings, Inc., Class A(b)	220,813
3,700	Shopify, Inc., Class A(a),(b)	115,588
1,270	SS&C Technologies Holdings, Inc.	73,749
797	Zoom Video Communications, Inc., Class A(b)	86,052
		792,796
	TECHNOLOGY HARDWARE - 5.5%
1,655	Apple, Inc.	226,272

	TECHNOLOGY SERVICES - 9.0%
2,000	Block, Inc., Class A(a),(b)	122,920
1,240	Visa, Inc., Class A(a)	244,143
		367,063
	TELECOMMUNICATIONS - 3.0%
2,395	Verizon Communications, Inc.	121,546

	TRANSPORTATION & LOGISTICS - 4.1%
790	Union Pacific Corporation	168,491

	TOTAL COMMON STOCKS (Cost $6,828,887)	3,955,491

	COLLATERAL FOR SECURITIES LOANED - 20.0%
818,905	Mount Vernon Liquid Assets Portfolio, 1.61% (Cost $818,905)(c),(d)	818,905

	SHORT-TERM INVESTMENTS — 0.1%
	MONEY MARKET FUNDS - 0.1%
2,064	Federated Hermes Government Obligations Fund, Institutional Class, 1.36% (Cost $2,064)(c)	2,064

The accompanying notes are an integral part of these financial statements.

CATALYST PIVOTAL GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Fair Value
TOTAL INVESTMENTS - 116.9% (Cost $7,649,856)	$4,776,460
LIABILITIES IN EXCESS OF OTHER ASSETS - (16.9)%	(692,134)
NET ASSETS - 100.0%	$4,084,326

ADR	- American Depositary Receipt

LTD	- Limited Company

(a)	All or a portion of these securities are on loan. Total loaned securities had a value of $663,043 at June 30, 2022.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(d)	Mutual Fund Series Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	CLOSED END FUNDS — 3.4%
	COMMODITY - 3.4%
144,000	Sprott Physical Gold and Silver Trust(a)	$2,422,080

	TOTAL CLOSED END FUNDS (Cost $1,917,569)	2,422,080

	COMMON STOCKS — 92.9%
	AEROSPACE & DEFENSE - 2.8%
143,840	Kratos Defense & Security Solutions, Inc.(a)	1,996,499

	ASSET MANAGEMENT - 2.5%
21,800	Groupe Bruxelles Lambert S.A.	1,819,826

	BEVERAGES - 1.4%
2,200,000	Thai Beverage PCL	1,021,297

	BIOTECH & PHARMA - 14.5%
13,900	Johnson & Johnson	2,467,389
35,680	Novartis A.G. - ADR	3,016,029
59,750	Sanofi - ADR	2,989,293
138,000	Takeda Pharmaceutical Company Ltd. - ADR	1,937,520
		10,410,231
	CABLE & SATELLITE - 1.0%
102,000	MultiChoice Group	726,064

	CHEMICALS - 3.8%
59,465	Mosaic Company (The)	2,808,532

	CONSTRUCTION MATERIALS - 3.0%
25,180	Holcim Ltd.	1,077,500
38,945	MDU Resources Group, Inc.	1,051,126
		2,128,626
	E-COMMERCE DISCRETIONARY - 3.0%
50,500	eBay, Inc.	2,104,335

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 92.9% (Continued)
	ENGINEERING & CONSTRUCTION - 4.2%
22,305	Tetra Tech, Inc.	$3,045,748

	ENTERTAINMENT CONTENT - 2.9%
5,359	Electronic Arts, Inc.	651,922
112,100	Vivendi S.A.	1,138,734
23,563	Warner Bros Discovery, Inc.(a)	316,215
		2,106,871
	FOOD - 8.5%
39,050	Campbell Soup Company	1,876,353
169,700	GrainCorp Ltd.	1,114,227
515,200	Grupo Herdez S.A.B. de C.V.	662,083
16,550	Nestle S.A. - ADR	1,926,255
259,170	United Malt Grp Ltd.	585,119
		6,164,037
	GAS & WATER UTILITIES - 5.9%
39,270	National Fuel Gas Company	2,593,784
43,000	UGI Corporation	1,660,230
		4,254,014
	HOUSEHOLD PRODUCTS - 1.4%
66,000	Reckitt Benckiser Group plc - ADR	1,005,180

	INSTITUTIONAL FINANCIAL SERVICES - 0.7%
79,500	JSE Ltd.	491,237

	INTERNET MEDIA & SERVICES - 0.4%
1,743	Meta Platforms, Inc., Class A(a)	281,059

	MEDICAL EQUIPMENT & DEVICES - 1.3%
15,150	Koninklijke Philips N.V. - ADR	326,179
6,028	Medtronic plc	541,013
		867,192
	METALS & MINING - 2.7%
42,000	Anglo American plc - ADR	755,580
13,000	Anglo American plc	464,766

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value

	COMMON STOCKS — 92.9% (Continued)
	METALS & MINING - 2.7% (Continued)
25,755	Freeport-McMoRan, Inc.	$753,591
		1,973,937
	REAL ESTATE OWNERS & DEVELOPERS - 0.8%
275,000	Swire Pacific Ltd.	274,407
51,000	Swire Pacific Ltd., Class A	303,846
		578,253
	RETAIL - CONSUMER STAPLES - 1.2%
7,062	Walmart, Inc.	858,598

	RETAIL - DISCRETIONARY - 1.2%
3,281	Home Depot, Inc. (The)	899,880

	SEMICONDUCTORS - 5.1%
6,500	Applied Materials, Inc.	591,370
29,505	Intel Corporation	1,103,782
35,000	Micron Technology, Inc.	1,934,800
		3,629,952
	SOFTWARE - 3.0%
8,500	Microsoft Corporation	2,183,055

	TECHNOLOGY HARDWARE - 7.0%
10,300	Apple, Inc.	1,408,216
46,500	Cisco Systems, Inc.	1,982,760
365,550	Nokia OYJ - ADR	1,685,186
		5,076,162
	TELECOMMUNICATIONS - 7.0%
59,000	AT&T, Inc.	1,236,640
204,606	Orange S.A. - ADR	2,408,213
92,930	Vodafone Group plc - ADR	1,447,849
		5,092,702
	TOBACCO & CANNABIS - 3.2%
10,800,000	Hanjaya Mandala Sampoerna Tbk P.T.	705,197
71,000	Imperial Brands plc - ADR	1,594,660
		2,299,857

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 92.9% (Continued)
	WHOLESALE - CONSUMER STAPLES - 4.4%
35,060	Bunge Ltd.	$3,179,591

	TOTAL COMMON STOCKS (Cost $57,106,118)	67,002,735

	TOTAL INVESTMENTS - 96.3% (Cost $59,023,687)	$69,424,815
	OTHER ASSETS IN EXCESS OF LIABILITIES- 3.7%	2,693,620
	NET ASSETS - 100.0%	$72,118,435

ADR	- American Depositary Receipt

LTD	- Limited Company

OYJ	- Julkinen osakeyhtiö

PCL	- Public Company Limited

PLC	- Public Limited Company

SA	- Société Anonyme

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

CATALYST/LYONS TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.7%
	BIOTECH & PHARMA - 3.7%
10,362	Moderna, Inc.(a)	$1,480,212

	CHEMICALS - 3.6%
28,067	Dow, Inc.	1,448,538

	COMMERCIAL SUPPORT SERVICES - 5.6%
14,503	Waste Management, Inc.	2,218,669

	CONSUMER SERVICES - 3.4%
19,502	Service Corporation International	1,347,978

	DIVERSIFIED INDUSTRIALS - 4.1%
9,485	Honeywell International, Inc.	1,648,588

	ELECTRICAL EQUIPMENT - 2.6%
4,971	Lennox International, Inc.	1,026,959

	FORESTRY, PAPER & WOOD PRODUCTS - 3.2%
24,323	Louisiana-Pacific Corporation	1,274,768

	HEALTH CARE FACILITIES & SERVICES - 16.0%
4,402	Chemed Corporation	2,066,255
9,706	HCA Healthcare, Inc.	1,631,190
5,206	UnitedHealth Group, Inc.	2,673,958
		6,371,403
	HOUSEHOLD PRODUCTS - 3.0%
12,949	Church & Dwight Company, Inc.	1,199,854

	INTERNET MEDIA & SERVICES - 3.1%
12,853	Expedia Group, Inc.(a)	1,218,850

	LEISURE FACILITIES & SERVICES - 3.6%
1,101	Chipotle Mexican Grill, Inc.(a)	1,439,293

The accompanying notes are an integral part of these financial statements.

CATALYST/LYONS TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.7% (Continued)
	RETAIL - CONSUMER STAPLES - 12.7%
3,252	Costco Wholesale Corporation	$1,558,619
9,473	Dollar General Corporation	2,325,053
8,371	Target Corporation	1,182,236
		5,065,908
	RETAIL - DISCRETIONARY - 8.9%
10,128	Advance Auto Parts, Inc.	1,753,056
6,541	Home Depot, Inc. (The)	1,794,000
		3,547,056
	SEMICONDUCTORS - 5.2%
6,426	KLA Corporation	2,050,408

	SOFTWARE - 4.9%
7,656	Microsoft Corporation	1,966,290

	TECHNOLOGY HARDWARE - 5.0%
14,651	Apple, Inc.	2,003,085

	TECHNOLOGY SERVICES - 11.1%
12,331	Broadridge Financial Solutions, Inc.	1,757,785
15,099	Leidos Holdings, Inc.	1,520,620
3,319	S&P Global, Inc.	1,118,702
		4,397,107

	TOTAL COMMON STOCKS (Cost $36,306,208)	39,704,966

	TOTAL INVESTMENTS - 99.7% (Cost $36,306,208)	$39,704,966
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.3%	136,525
	NET ASSETS - 100.0%	$39,841,491

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

CATALYST DYNAMIC ALPHA FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.3%
	AEROSPACE & DEFENSE - 3.3%
42,950	Raytheon Technologies Corporation	$4,127,925

	ASSET MANAGEMENT - 3.4%
23,550	LPL Financial Holdings, Inc.(a)	4,344,504

	BIOTECH & PHARMA - 7.8%
75,700	AstraZeneca plc - ADR(a)	5,001,499
92,700	Pfizer, Inc.	4,860,261
		9,861,760
	CHEMICALS - 4.3%
61,650	Corteva, Inc.	3,337,731
21,000	Westlake Corporation	2,058,420
		5,396,151
	ENGINEERING & CONSTRUCTION - 5.1%
51,950	Quanta Services, Inc.(a)	6,511,413

	FOOD - 7.6%
23,250	Hershey Company (The)(a)	5,002,470
54,400	Tyson Foods, Inc., Class A	4,681,664
		9,684,134
	GAS & WATER UTILITIES - 2.8%
120,400	NiSource, Inc.(a)	3,550,596

	HEALTH CARE FACILITIES & SERVICES - 9.6%
28,900	AmerisourceBergen Corporation	4,088,772
15,675	UnitedHealth Group, Inc.	8,051,150
		12,139,922
	INSURANCE - 6.2%
50,650	MetLife, Inc.	3,180,314
27,500	Travelers Companies, Inc. (The)	4,651,075
		7,831,389
	METALS & MINING - 3.4%
147,900	Freeport-McMoRan, Inc.	4,327,554

The accompanying notes are an integral part of these financial statements.

CATALYST DYNAMIC ALPHA FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.3% (Continued)
	OIL & GAS PRODUCERS - 7.5%
88,700	Devon Energy Corporation	$4,888,257
147,800	Williams Companies, Inc. (The)	4,612,838
		9,501,095
	RENEWABLE ENERGY - 2.4%
15,500	Enphase Energy, Inc.(b)	3,026,220

	RESIDENTIAL REIT - 2.1%
19,550	Camden Property Trust	2,629,084

	RETAIL - DISCRETIONARY - 2.7%
63,700	Builders FirstSource, Inc.(b)	3,420,690

	RETAIL REIT - 2.8%
177,000	Kimco Realty Corporation	3,499,290

	SEMICONDUCTORS - 6.8%
10,600	KLA Corporation	3,382,248
101,500	ON Semiconductor Corporation(a),(b)	5,106,464
		8,488,712
	SOFTWARE - 3.9%
16,400	Synopsys, Inc.(b)	4,980,680

	SPECIALTY REITS - 2.4%
63,350	Iron Mountain, Inc.(a)	3,084,512

	TECHNOLOGY HARDWARE - 5.1%
104,500	Juniper Networks, Inc.(a)	2,978,250
16,250	Motorola Solutions, Inc.	3,406,000
		6,384,250
	TECHNOLOGY SERVICES - 2.2%
7,325	FactSet Research Systems, Inc.	2,816,975

The accompanying notes are an integral part of these financial statements.

CATALYST DYNAMIC ALPHA FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.3% (Continued)
	TELECOMMUNICATIONS - 1.8%
17,000	T-Mobile US, Inc.(a),(b)	$2,287,180

	TRANSPORTATION & LOGISTICS - 2.3%
13,900	Union Pacific Corporation	2,964,592

	WHOLESALE - CONSUMER STAPLES - 3.8%
56,300	Sysco Corporation(a)	4,769,173

	TOTAL COMMON STOCKS (Cost $118,093,316)	125,627,801

	COLLATERAL FOR SECURITIES LOANED - 24.1%
30,513,562	Mount Vernon Liquid Assets Portfolio, 1.61% (Cost $30,513,562)(c),(d)	30,513,562

	TOTAL INVESTMENTS - 123.4% (Cost $148,606,878)	$156,141,363
	LIABILITIES IN EXCESS OF OTHER ASSETS - (23.4)%	(29,590,068)
	NET ASSETS - 100.0%	$126,551,295

ADR	- American Depositary Receipt

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	All or a portion of these securities are on loan. Total loaned securities had a value of $29,674,076 at June 30, 2022.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(d)	Mutual Fund Series Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2022

	Catalyst Insider	Catalyst Energy	Catalyst Pivotal
	Buying Fund	Infrastructure Fund	Growth Fund
ASSETS:
Investment in Securities, at Cost	$24,265,390	$181,381,765	$7,649,856
Investment in Securities, at Value	$17,841,462	$203,960,863	$4,776,460
Cash	96,153	112,157	127,360
Receivable for securities sold	119,498	—	—
Receivable for Fund shares sold	306	213,599	—
Dividends and interest receivable	5,443	309,347	616
Due from Manager	—	—	6,243
Prepaid expenses and other assets	23,024	32,692	19,359
Total Assets	18,085,886	204,628,658	4,930,038

LIABILITIES:
Payable upon return of securities loaned (Market value of securities on loan $2,727,932, $0, and $663,043, respectively)	2,869,650	—	818,905
Payable for Fund shares redeemed	33,037	31,256	—
Management fees payable	8,169	210,028	—
Trustee fee payable	3,293	3,318	3,274
Payable to related parties	3,752	10,391	1,981
Compliance Officer fees payable	—	9	—
Accrued 12b-1 fees	16,899	59,208	1,433
Accrued expenses and other liabilities	24,059	39,765	20,119
Total Liabilities	2,958,859	353,975	845,712

Net Assets	$15,127,027	$204,274,683	$4,084,326

NET ASSETS CONSIST OF:
Paid in capital	$70,684,648	$232,379,206	$7,593,219
Accumulated deficit	(55,557,621)	(28,104,523)	(3,508,893)
Net Assets	$15,127,027	$204,274,683	$4,084,326

Class A
Net Assets	$7,959,410	$26,527,297	$2,074,182
Shares of beneficial interest outstanding (a)	702,289	1,472,360	296,891
Net asset value per share (Net assets/shares outstanding)	$11.33	$18.02	$6.99
Maximum offering price per share (b)	$12.02	$19.12	$7.42
Minimum redemption price per share (c)	$11.22	$17.84	$6.92

Class C
Net Assets	$2,485,155	$22,816,688	$920,871
Shares of beneficial interest outstanding (a)	229,066	1,267,832	139,516
Net asset value, offering price and
redemption price per share (Net assets/shares outstanding)	$10.85	$18.00	$6.60

Class I
Net Assets	$4,682,462	$154,930,698	$1,089,273
Shares of beneficial interest outstanding (a)	405,023	8,565,673	154,070
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$11.56	$18.09	$7.07

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2022

		Catalyst/Lyons	Catalyst
	Catalyst/MAP	Tactical	Dynamic Alpha
	Global Equity Fund	Allocation Fund	Fund
ASSETS:
Investment in Securities, at Cost	$59,023,687	$36,306,208	$148,606,878
Investment in Securities, at Value	$69,424,815	$39,704,966	$156,141,363
Cash	2,848,625	177,119	895,762
Receivable for securities sold	—	—	163,421
Receivable for Fund shares sold	6,126	14,556	320
Dividends and interest receivable	416,813	28,718	127,420
Prepaid expenses and other assets	22,446	20,904	31,973
Total Assets	72,718,825	39,946,263	157,360,259

LIABILITIES:
Payable upon return of securities loaned (Market value of securities on loan $0, $0, and $29,674,076, respectively)	—	—	30,513,562
Payable for Fund shares redeemed	514,482	25,564	16,047
Management fees payable	34,723	28,834	96,900
Trustee fee payable	3,361	3,311	3,398
Payable to related parties	4,947	4,548	9,193
Compliance Officer fees payable	110	238	353
Accrued 12b-1 fees	13,730	17,534	127,745
Accrued expenses and other liabilities	29,037	24,743	41,766
Total Liabilities	600,390	104,772	30,808,964

Net Assets	$72,118,435	$39,841,491	$126,551,295

NET ASSETS CONSIST OF:
Paid in capital	$63,179,965	$36,752,576	$117,554,127
Accumulated earnings	8,938,470	3,088,915	8,997,168
Net Assets	$72,118,435	$39,841,491	$126,551,295

Class A
Net Assets	$8,845,132	$6,317,489	$65,336,793
Shares of beneficial interest outstanding (a)	568,683	414,313	3,750,642
Net asset value per share (Net assets/shares outstanding)	$15.55	$15.25	$17.42
Maximum offering price per share (b)	$16.50	$16.18	$18.48
Minimum redemption price per share (c)	$15.39	$15.10	$17.25

Class C
Net Assets	$8,279,308	$16,480,444	$26,315,203
Shares of beneficial interest outstanding (a)	546,209	1,120,428	1,701,224
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$15.16	$14.71	$15.47

Class I
Net Assets	$54,993,995	$17,043,558	$34,899,299
Shares of beneficial interest outstanding (a)	3,533,410	1,117,094	1,965,016
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$15.56	$15.26	$17.76

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2022

	Catalyst Insider	Catalyst Energy	Catalyst Pivotal
	Buying Fund	Infrastructure Fund	Growth Fund
Investment Income:
Dividend income	$14,616	$9,599,260	$51,506
Interest income	335	1,030	59
Securities lending - net	78,933	—	1,031
Foreign tax withheld	—	(337,151)	(18)
Total Investment Income	93,884	9,263,139	52,578

Operating Expenses:
Investment management fees	382,286	2,247,559	83,070
12b-1 fees:
Class A	40,082	71,803	11,288
Class C	52,360	218,777	19,625
Registration fees	55,243	60,800	45,846
Networking fees	44,946	139,275	9,782
Administration fees	26,720	69,132	19,515
Audit fees	15,302	13,757	13,686
Trustees’ fees	13,495	13,763	13,842
Management services fees	13,049	46,994	5,805
Printing expense	12,211	11,732	7,098
Legal fees	11,013	11,933	21,856
Compliance officer fees	6,585	13,889	10,517
Transfer agent fees	6,493	11,250	677
Custody fees	3,042	16,038	3,803
Insurance expense	1,310	3,394	281
Interest expense	1,056	5,569	898
Miscellaneous expense	2,828	2,815	3,079
Total Operating Expenses	688,021	2,958,480	270,668
Less: Fees waived and/or reimbursed by Manager	(106,821)	(88,950)	(132,834)
Net Operating Expenses	581,200	2,869,530	137,834

Net Investment Income (Loss)	(487,316)	6,393,609	(85,256)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, and Foreign Currency Translations:
Net realized gain (loss) from:
Investments	(3,196,705)	800,860	(606,965)
Foreign currency transactions	(1)	(4,596)	—
Net realized gain (loss)	(3,196,706)	796,264	(606,965)

Net change in unrealized appreciation (depreciation) on:
Investments	(22,181,292)	9,292,829	(3,567,940)
Foreign currency translations	(41)	429	—
Net change in unrealized appreciation (depreciation)	(22,181,333)	9,293,258	(3,567,940)

Net Realized and Unrealized Gain (Loss) on Investments	(25,378,039)	10,089,522	(4,174,905)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(25,865,355)	$16,483,131	$(4,260,161)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2022

		Catalyst/Lyons	Catalyst
	Catalyst/MAP	Tactical	Dynamic Alpha
	Global Equity Fund	Allocation Fund	Fund
Investment Income:
Dividend Income	$2,012,085	$632,884	$2,320,305
Interest Income	3,147	768	815
Securities lending - net	—	—	13,733
Foreign tax withheld	(160,916)	—	(7,265)
Total Investment Income	1,854,316	633,652	2,327,588

Operating Expenses:
Investment management fees	762,920	655,078	1,622,681
12b-1 fees:
Class A	24,848	21,461	202,739
Class C	96,570	204,192	344,316
Networking fees	60,417	41,309	138,095
Registration fees	43,911	52,791	53,125
Administration fees	38,706	31,465	58,611
Management services fees	22,430	16,651	42,935
Audit fees	15,449	13,794	13,770
Trustees’ fees	13,659	13,571	13,684
Custody fees	13,048	3,158	10,556
Legal fees	12,444	12,316	14,201
Compliance officer fees	9,455	11,656	14,513
Transfer agent fees	6,569	4,511	11,491
Printing expense	6,211	6,006	8,228
Insurance expense	1,879	1,345	4,931
Interest expense	227	462	1,110
Miscellaneous expense	3,079	2,623	3,153
Total Operating Expenses	1,131,822	1,092,389	2,558,139
Less: Fees waived and/or reimbursed by Manager	(277,805)	(196,082)	(177,953)
Net Operating Expenses	854,017	896,307	2,380,186

Net Investment Income (Loss)	1,000,299	(262,655)	(52,598)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Purchased Options, Written Options, and Foreign Currency Translations:
Net realized gain (loss) from:
Investments	2,354,690	1,036,702	5,475,629
Purchased Options	—	(1,129,338)	—
Written Options	13,587	—	—
Foreign currency transactions	(15,973)	—	—
Net realized gain (loss)	2,352,304	(92,636)	5,475,629

Net change in unrealized appreciation (depreciation) on:
Investments	(9,126,547)	(10,085,474)	(12,908,628)
Written Options	13	—	—
Foreign currency translations	(8,284)	—	—
Net change in unrealized appreciation (depreciation)	(9,134,818)	(10,085,474)	(12,908,628)

Net Realized and Unrealized Loss on Investments	(6,782,514)	(10,178,110)	(7,432,999)

Net Decrease in Net Assets Resulting From Operations	$(5,782,215)	$(10,440,765)	$(7,485,597)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst Insider Buying Fund		Catalyst Energy Infrastructure Fund		Catalyst Pivotal Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Operations:
Net investment income (loss)	$(487,316)	$(604,802)	$6,393,609	$4,623,759	$(85,256)	$(84,283)
Net realized gain (loss) on investments	(3,196,706)	4,248,346	796,264	(10,414,615)	(606,965)	4,326,873
Net change in unrealized appreciation (depreciation) on investments	(22,181,333)	8,142,147	9,293,258	58,092,171	(3,567,940)	(554,952)
Net increase (decrease) in net assets resulting from operations	(25,865,355)	11,785,691	16,483,131	52,301,315	(4,260,161)	3,687,638

Distributions to Shareholders from:
Return of Capital
Class A	—	—	(1,376,812)	(2,080,231)	—	—
Class C	—	—	(999,754)	(1,334,231)	—	—
Class I	—	—	(7,153,659)	(5,581,993)	—	—
Distributions paid
Class A	—	—	(730,042)	(313,306)	(153,715)	—
Class C	—	—	(448,443)	(204,894)	(71,564)	—
Class I	—	—	(2,697,632)	(772,651)	(62,002)	—

Total distributions to shareholders	—	—	(13,406,342)	(10,287,306)	(287,281)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	2,119,328	864,976	5,041,825	4,046,509	394,251	1,360,706
Class C	35,851	162,319	4,696,736	2,303,332	87,719	21,607
Class I	1,670,896	2,491,725	92,897,377	44,715,776	678,938	476,893
Paid in capital from merger (see Note 1)
Class A	—	4,485,740	—	—	—	—
Class C	—	1,020,318	—	—	—	—
Class I	—	2,281,871	—	—	—	—
Reinvestment of distributions
Class A	—	—	1,536,394	1,802,250	150,239	—
Class C	—	—	1,251,436	1,047,100	67,689	—
Class I	—	—	8,180,489	5,548,236	51,738	—
Cost of shares redeemed
Class A	(4,634,769)	(3,221,421)	(11,496,202)	(8,384,196)	(1,955,580)	(1,987,700)
Class C	(3,099,476)	(2,278,322)	(5,111,503)	(5,599,677)	(836,170)	(2,652,952)
Class I	(9,186,085)	(3,613,788)	(51,274,406)	(31,752,313)	(820,063)	(4,328,114)
Net increase (decrease) in net assets from share transactions of beneficial interest	(13,094,255)	2,193,418	45,722,146	13,727,017	(2,181,239)	(7,109,560)

Total Increase (Decrease) in Net Assets	(38,959,610)	13,979,109	48,798,935	55,741,026	(6,728,681)	(3,421,922)

Net Assets:
Beginning of year	54,086,637	40,107,528	155,475,748	99,734,722	10,813,007	14,234,929
End of year	$15,127,027	$54,086,637	$204,274,683	$155,475,748	$4,084,326	$10,813,007

Share Activity:
Class A
Shares Sold	97,561	38,204	283,723	293,041	39,381	113,281
Share received from merger (see note 1)	—	197,598	—	—	—	—
Shares Reinvested	—	—	85,832	135,204	13,319	—
Shares Redeemed	(279,913)	(146,184)	(654,096)	(610,835)	(208,700)	(183,894)
Net increase (decrease) in shares of Beneficial interest	(182,352)	89,618	(284,541)	(182,590)	(156,000)	(70,613)

Class C
Shares Sold	1,964	7,670	257,042	160,244	11,047	2,133
Share received from merger (see note 1)	—	46,543	—	—	—	—
Shares Reinvested	—	—	69,531	78,108	6,326	—
Shares Redeemed	(161,141)	(107,031)	(290,398)	(414,117)	(90,815)	(245,775)
Net increase (decrease) in shares of Beneficial interest	(159,177)	(52,818)	36,175	(175,765)	(73,442)	(243,642)

Class I
Shares Sold	93,442	106,909	4,997,996	3,038,122	60,941	37,673
Share received from merger (see note 1)	—	98,824	—	—	—	—
Shares Reinvested	—	—	448,349	408,134	4,538	—
Shares Redeemed	(658,775)	(166,458)	(2,773,173)	(2,380,036)	(74,799)	(427,481)
Net increase (decrease) in shares of Beneficial interest	(565,333)	39,275	2,673,172	1,066,220	(9,320)	(389,808)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/MAP Global Equity Fund		Catalyst/Lyons Tactical Allocation Fund		Catalyst Dynamic Alpha Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Operations:
Net investment income (loss)	$1,000,299	$685,565	$(262,655)	$(187,208)	$(52,598)	$(1,181,539)
Net realized gain (loss) on investments	2,352,304	663,464	(92,636)	534,973	5,475,629	51,780,877
Net change in unrealized appreciation (depreciation) on investments	(9,134,818)	14,475,828	(10,085,474)	14,391,376	(12,908,628)	(16,750,562)
Net increase (decrease) in net assets resulting from operations	(5,782,215)	15,824,857	(10,440,765)	14,739,141	(7,485,597)	33,848,776

Distributions to Shareholders from:
Distributions paid
Class A	(176,950)	(184,950)	(51,044)	(245,756)	(21,254,845)	—
Class C	(104,120)	(104,642)	(126,964)	(652,365)	(9,902,033)	—
Class I	(1,176,800)	(758,070)	(149,253)	(548,055)	(12,443,436)	—
Total distributions to shareholders	(1,457,870)	(1,047,662)	(327,261)	(1,446,176)	(43,600,314)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	1,233,569	1,323,603	1,737,274	2,072,578	5,712,846	7,817,389
Class C	303,589	977,728	2,461,069	2,156,462	1,333,846	5,048,861
Class I	16,339,473	17,220,846	6,645,576	7,394,318	4,332,865	8,018,083
Reinvestment of distributions
Class A	127,800	136,861	48,257	230,960	20,598,490	—
Class C	84,475	81,398	124,323	633,121	9,541,554	—
Class I	1,006,888	678,248	137,176	503,125	10,984,410	—
Cost of shares redeemed
Class A	(1,804,824)	(4,597,753)	(2,656,778)	(1,495,357)	(19,598,175)	(24,555,539)
Class C	(1,619,080)	(2,071,116)	(3,241,990)	(2,504,373)	(9,013,761)	(11,073,257)
Class I	(8,185,612)	(8,386,360)	(7,663,518)	(3,598,605)	(17,616,059)	(27,816,074)
Net increase (decrease) in net assets from share transactions of beneficial interest	7,486,278	5,363,455	(2,408,611)	5,392,229	6,276,016	(42,560,537)

Total Increase (Decrease) in Net Assets	246,193	20,140,650	(13,176,637)	18,685,194	(44,809,895)	(8,711,761)

Net Assets:
Beginning of year	71,872,242	51,731,592	53,018,128	34,332,934	171,361,190	180,072,951
End of year	$72,118,435	$71,872,242	$39,841,491	$53,018,128	$126,551,295	$171,361,190

Share Activity:
Class A
Shares Sold	71,890	87,085	90,536	123,179	261,234	340,569
Shares Reinvested	7,585	9,064	2,479	13,822	993,177	—
Shares Redeemed	(105,703)	(304,583)	(145,423)	(88,562)	(906,745)	(1,069,458)
Net increase (decrease) in shares of Beneficial interest	(26,228)	(208,434)	(52,408)	48,439	347,666	(728,889)

Class C
Shares Sold	18,270	62,622	134,690	128,634	61,218	242,384
Shares Reinvested	5,123	5,507	6,592	38,818	516,039	—
Shares Redeemed	(96,407)	(140,758)	(183,736)	(153,065)	(466,897)	(524,383)
Net increase (decrease) in shares of Beneficial interest	(73,014)	(72,629)	(42,454)	14,387	110,360	(281,999)

Class I
Shares Sold	950,085	1,097,601	346,867	434,843	189,026	343,316
Shares Reinvested	59,791	44,947	7,053	30,200	520,095	—
Shares Redeemed	(479,058)	(555,851)	(430,267)	(218,452)	(790,708)	(1,196,391)
Net increase (decrease) in shares of Beneficial interest	530,818	586,697	(76,347)	246,591	(81,587)	(853,075)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$24.08	$18.49	$19.28	$18.53	$15.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.24)	(0.28)	(0.04)	(0.17)	(0.08)
Net realized and unrealized gain (loss) on investments	(12.51)	5.87	(0.75)	0.92	3.15
Total from investment operations	(12.75)	5.59	(0.79)	0.75	3.07

Net asset value, end of year	$11.33	$24.08	$18.49	$19.28	$18.53

Total return (B)	(52.95)%	30.23%	(4.10)%	4.05%	19.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,959	$21,299	$14,703	$20,850	$29,682
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	1.81%	1.70%	1.69%	1.63%	1.58%
Expenses, net waiver and reimbursement (C)	1.53%	1.53%	1.54%	1.52%	1.50%
Net investment loss, before waiver and reimbursement (C,D)	(1.57)%	(1.47)%	(0.34)%	(1.01)%	(0.57)%
Net investment loss, net waiver and reimbursement (C,D)	(1.29)%	(1.30)%	(0.20)%	(0.90)%	(0.49)%
Portfolio turnover rate	66%	77%	249%	220%	153%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$23.22	$17.97	$18.87	$18.28	$15.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.37)	(0.43)	(0.17)	(0.30)	(0.21)
Net realized and unrealized gain (loss) on investments	(12.00)	5.68	(0.73)	0.89	3.13
Total from investment operations	(12.37)	5.25	(0.90)	0.59	2.92

Net asset value, end of year	$10.85	$23.22	$17.97	$18.87	$18.28

Total return (B)	(53.27)%	29.22%	(4.77)%	3.23%	19.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,485	$9,015	$7,926	$11,973	$14,297
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	2.56%	2.45%	2.44%	2.38%	2.33%
Expenses, net waiver and reimbursement (C)	2.28%	2.28%	2.29%	2.27%	2.25%
Net investment loss, before waiver and reimbursement (C,D)	(2.32)%	(2.22)%	(1.09)%	(1.75)%	(1.32)%
Net investment loss, net waiver and reimbursement (C,D)	(2.04)%	(2.05)%	(0.94)%	(1.64)%	(1.24)%
Portfolio turnover rate	66%	77%	249%	220%	153%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.81%	1.70%	1.68%
Expenses, net waiver and reimbursement (C)	1.53%	1.53%	1.53%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.56%	2.45%	2.43%
Expenses, net waiver and reimbursement (C)	2.28%	2.28%	2.28%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$24.50	$18.77	$19.51	$18.71	$15.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.20)	(0.23)	0.02	(0.12)	(0.05)
Net realized and unrealized gain (loss) on investments	(12.74)	5.96	(0.76)	0.92	3.19
Total from investment operations	(12.94)	5.73	(0.74)	0.80	3.14

Net asset value, end of year	$11.56	$24.50	$18.77	$19.51	$18.71

Total return (B)	(52.82)%	30.53%	(3.79)%	4.28%	20.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,682	$23,773	$17,478	$19,386	$14,876
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	1.56%	1.45%	1.44%	1.38%	1.33%
Expenses, net waiver and reimbursement (C)	1.28%	1.28%	1.29%	1.27%	1.25%
Net investment loss, before waiver and reimbursement (C,D)	(1.32)%	(1.22)%	(0.06)%	(0.73)%	(0.39)%
Net investment income (loss), net waiver and reimbursement(C,D)	(1.04)%	(1.05)%	0.09%	(0.62)%	(0.31)%
Portfolio turnover rate	66%	77%	249%	220%	153%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.56%	1.45%	1.43%
Expenses, net waiver and reimbursement (C)	1.28%	1.28%	1.28%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Energy Infrastructure Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2022	June 30, 2021	June 30, 2020	(C)	June 30, 2019	(C)	June 30, 2018	(C)
Net asset value, beginning of year	$17.47	$12.18	$22.94	$27.40	$31.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.63	0.59	0.96	1.05	1.10
Net realized and unrealized gain (loss) on investments	1.25	6.00	(9.19)	(2.36)	(1.90)
Total from investment operations	1.88	6.59	(8.23)	(1.31)	(0.80)

LESS DISTRIBUTIONS:
From net investment income	(0.42)	(0.16)	(1.63)	(0.20)	(0.20)
From return of capital	(0.91)	(1.14)	(0.90)	(2.95)	(3.00)
Total distributions	(1.33)	(1.30)	(2.53)	(3.15)	(3.20)

Net asset value, end of year	$18.02	$17.47	$12.18	$22.94	$27.40

Total return (B)	11.07%	58.01%	(38.65)%	(4.60)%	(2.11)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$26,527	$30,687	$23,625	$50,216	$50,624
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	1.73%	1.81%	1.81%	1.73%	1.76%
Expenses, net waiver and reimbursement	1.68%	1.68%	1.70%	1.68%	1.65%
Net investment income, before waiver and reimbursement	3.46%	4.16%	5.34%	4.14%	3.80%
Net investment income, net waiver and reimbursement	3.51%	4.28%	5.45%	4.19%	3.91%
Portfolio turnover rate	25%	32%	49%	40%	49%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2022	June 30, 2021	June 30, 2020	(C)	June 30, 2019	(C)	June 30, 2018	(C)
Net asset value, beginning of year	$17.45	$12.17	$22.92	$27.40	$31.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.49	0.48	0.83	0.85	0.90
Net realized and unrealized gain (loss) on investments	1.26	6.00	(9.18)	(2.33)	(1.90)
Total from investment operations	1.75	6.48	(8.35)	(1.48)	(1.00)

LESS DISTRIBUTIONS:
From net investment income	(0.38)	(0.15)	(1.54)	(0.20)	(0.20)
From return of capital	(0.82)	(1.05)	(0.86)	(2.80)	(2.80)
Total distributions	(1.20)	(1.20)	(2.40)	(3.00)	(3.00)

Net asset value, end of year	$18.00	$17.45	$12.17	$22.92	$27.40

Total return (B)	10.26%	56.78%	(39.03)%	(5.49)%	(2.79)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$22,817	$21,492	$17,127	$31,580	$30,078
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement	2.48%	2.56%	2.57%	2.48%	2.51%
Expenses, net waiver and reimbursement	2.43%	2.43%	2.45%	2.43%	2.40%
Net investment income, before waiver and reimbursement	2.67%	3.40%	4.61%	3.40%	3.12%
Net investment income, net waiver and reimbursement	2.72%	3.52%	4.73%	3.45%	3.23%
Portfolio turnover rate	25%	32%	49%	40%	49%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Effective March 25, 2020, the Fund had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.73%	1.80%	1.79%
Expenses, net waiver and reimbursement	1.68%	1.67%	1.68%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.48%	2.55%	2.54%
Expenses, net waiver and reimbursement	2.43%	2.42%	2.43%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Energy Infrastructure Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2022	June 30, 2021	June 30, 2020	(C)	June 30, 2019	(C)	June 30, 2018	(C)
Net asset value, beginning of year	$17.53	$12.22	$23.02	$27.50	$31.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.68	0.62	1.01	1.15	1.20
Net realized and unrealized gain (loss) on investments	1.26	6.03	(9.24)	(2.38)	(1.90)
Total from investment operations	1.94	6.65	(8.23)	(1.23)	(0.70)

LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.17)	(1.65)	(0.25)	(0.20)
From return of capital	(0.94)	(1.17)	(0.92)	(3.00)	(3.05)
Total distributions	(1.38)	(1.34)	(2.57)	(3.25)	(3.25)

Net asset value, end of year	$18.09	$17.53	$12.22	$23.02	$27.50

Total return (B)	11.37%	58.39%	(38.45)%	(4.54)%	(1.69)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$154,931	$103,297	$58,983	$118,252	$107,804
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	1.48%	1.55%	1.56%	1.48%	1.51%
Expenses, net waiver and reimbursement	1.43%	1.43%	1.45%	1.43%	1.40%
Net investment income, before waiver and reimbursement	3.65%	4.32%	5.63%	4.51%	4.07%
Net investment income, net waiver and reimbursement	3.70%	4.43%	5.74%	4.56%	4.18%
Portfolio turnover rate	25%	32%	49%	40%	49%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Effective March 25, 2020, the Fund had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.48%	1.55%	1.54%
Expenses, net waiver and reimbursement	1.43%	1.42%	1.43%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Pivotal Growth Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018
Net asset value, beginning of year	$13.17	$9.37	$10.91		$10.84	$11.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.10)	(0.07)	(0.00	) (C)	0.07	0.03
Net realized and unrealized gain (loss) on investments	(5.71)	3.87	(1.50)		0.22	1.22
Total from investment operations	(5.81)	3.80	(1.50)		0.29	1.25

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.04)		—	—
From net realized gains on investments	(0.37)	—	—		(0.22)	(2.22)
Total distributions	(0.37)	—	(0.04)		(0.22)	(2.22)

Net asset value, end of year	$6.99	$13.17	$9.37		$10.91	$10.84

Total return (B)	(45.18)%	40.55%	(13.79)%		2.92%	11.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,074	$5,966	$4,906		$7,394	$6,275
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	3.14%	2.57%	1.97%		1.80%	2.17%
Expenses, net waiver and reimbursement	1.54%	1.54%	1.54%		1.52%	1.50%
Net investment income (loss), before waiver and reimbursement	(2.51)%	(1.62)%	(0.47)%		0.33%	(0.37)%
Net investment income (loss), net waiver and reimbursement	(0.91)%	(0.60)%	(0.04)%		0.62%	0.30%
Portfolio turnover rate	19%	132%	453%		752%	836%

	Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018
Net asset value, beginning of year	$12.56	$9.00	$10.52		$10.53	$11.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.17)	(0.14)	(0.08)		(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments	(5.42)	3.70	(1.44)		0.22	1.18
Total from investment operations	(5.59)	3.56	(1.52)		0.21	1.13

LESS DISTRIBUTIONS:
From net investment income	—	—	—		—	—
From net realized gains on investments	(0.37)	—	—		(0.22)	(2.22)
Total distributions	(0.37)	—	—		(0.22)	(2.22)

Net asset value, end of year	$6.60	$12.56	$9.00		$10.52	$10.53

Total return (B)	(45.63)%	39.56%	(14.45)%		2.23%	10.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$921	$2,675	$4,111		$6,897	$6,167
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement	3.89%	3.31%	2.72%		2.55%	2.92%
Expenses, net waiver and reimbursement	2.29%	2.29%	2.29%		2.27%	2.25%
Net investment loss, before waiver and reimbursement	(3.25)%	(2.35)%	(1.22)%		(0.41)%	(1.13)%
Net investment loss, net waiver and reimbursement	(1.65)%	(1.33)%	(0.79)%		(0.13)%	(0.46)%
Portfolio turnover rate	19%	132%	453%		752%	836%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Represents an amount less than $0.01.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	3.13%	2.56%	1.95%
Expenses, net waiver and reimbursement	1.53%	1.53%	1.53%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	3.88%	3.30%	2.70%
Expenses, net waiver and reimbursement	2.28%	2.28%	2.28%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Pivotal Growth Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$13.29	$9.43	$11.02	$10.91	$11.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.07)	(0.04)	0.02	0.10	0.06
Net realized and unrealized gain (loss) on investments	(5.78)	3.90	(1.51)	0.23	1.21
Total from investment operations	(5.85)	3.86	(1.49)	0.33	1.27

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.10)	—	—
From net realized gains on investments	(0.37)	—	—	(0.22)	(2.22)
Total distributions	(0.37)	—	(0.10)	(0.22)	(2.22)

Net asset value, end of year	$7.07	$13.29	$9.43	$11.02	$10.91

Total return (B)	(45.07)%	40.93%	(13.58)%	3.27%	11.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,089	$2,172	$5,218	$10,721	$7,873
Ratios to average net assets (including interest expense)(C)
Expenses, before waiver and reimbursement	2.89%	2.29%	1.71%	1.55%	1.92%
Expenses, net waiver and reimbursement	1.29%	1.29%	1.29%	1.27%	1.25%
Net investment income (loss), before waiver and reimbursement	(2.26)%	(1.32)%	(0.23)%	0.62%	(0.10)%
Net investment income (loss), net waiver and reimbursement	(0.66)%	(0.33)%	0.19%	0.90%	0.57%
Portfolio turnover rate	19%	132%	453%	752%	836%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.88%	2.28%	1.70%
Expenses, net waiver and reimbursement	1.28%	1.28%	1.28%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Equity Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$17.10	$13.28	$14.75	$15.33	$14.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.20	0.16	0.18	0.14	0.09
Net realized and unrealized gain (loss) on investments	(1.44)	3.93	(1.14)	0.57	1.13
Total from investment operations	(1.24)	4.09	(0.96)	0.71	1.22

LESS DISTRIBUTIONS:
From net investment income	(0.31)	(0.27)	(0.31)	—	(0.24)
From net realized gains on investments	—	—	(0.20)	(1.29)	(0.19)
Total distributions	(0.31)	(0.27)	(0.51)	(1.29)	(0.43)

Net asset value, end of year	$15.55	$17.10	$13.28	$14.75	$15.33

Total return (B)	(7.41)%	31.10%	(6.81)%	5.39%	8.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,845	$10,172	$10,667	$11,977	$12,314
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	1.57%	1.63%	1.64%	1.62%	1.66%
Expenses, net waiver and reimbursement (C)	1.21%	1.21%	1.21%	1.28%	1.55%
Net investment income, before waiver and reimbursement (C,D)	0.83%	0.60%	0.86%	0.63%	0.49%
Net investment income, net waiver and reimbursement (C,D)	1.19%	1.02%	1.29%	0.97%	0.60%
Portfolio turnover rate	10%	14%	42%	13%	30%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$16.67	$12.95	$14.40	$15.11	$14.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.07	0.04	0.07	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	(1.40)	3.85	(1.12)	0.55	1.11
Total from investment operations	(1.33)	3.89	(1.05)	0.58	1.10

LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.17)	(0.20)	—	(0.17)
From net realized gains on investments	—	—	(0.20)	(1.29)	(0.19)
Total distributions	(0.18)	(0.17)	(0.40)	(1.29)	(0.36)

Net asset value, end of year	$15.16	$16.67	$12.95	$14.40	$15.11

Total return (B)	(8.07)%	30.18%	(7.54)%	4.58%	7.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,279	$10,321	$8,961	$10,534	$10,037
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	2.32%	2.38%	2.39%	2.37%	2.41%
Expenses, net waiver and reimbursement (C)	1.96%	1.96%	1.96%	2.03%	2.30%
Net investment income (loss), before waiver and reimbursement (C,D)	0.05%	(0.13)%	0.10%	(0.06)%	(0.19)%
Net investment income (loss), net waiver and reimbursement (C,D)	0.41%	0.29%	0.53%	0.28%	(0.08)%
Portfolio turnover rate	10%	14%	42%	13%	30%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.57%
Expenses, net waiver and reimbursement (C)	1.21%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.32%
Expenses, net waiver and reimbursement (C)	1.96%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Equity Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$17.11	$13.29	$14.76	$15.32	$14.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.25	0.21	0.21	0.22	0.18
Net realized and unrealized gain (loss) on investments	(1.45)	3.92	(1.14)	0.53	1.09
Total from investment operations	(1.20)	4.13	(0.93)	0.75	1.27

LESS DISTRIBUTIONS:
From net investment income	(0.35)	(0.31)	(0.34)	(0.02)	(0.30)
From net realized gains on investments	—	—	(0.20)	(1.29)	(0.19)
Total distributions	(0.35)	(0.31)	(0.54)	(1.31)	(0.49)

Net asset value, end of year	$15.56	$17.11	$13.29	$14.76	$15.32

Total return (B)	(7.15)%	31.42%	(6.59)%	5.70%	8.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$54,994	$51,380	$32,104	$40,221	$18,671
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	1.32%	1.37%	1.38%	1.37%	1.36%
Expenses, net waiver and reimbursement (C)	0.96%	0.96%	0.96%	1.03%	1.25%
Net investment income, before waiver and reimbursement (C)(D)	1.12%	0.96%	1.06%	1.17%	1.07%
Net investment income, net waiver and reimbursement (C)(D)	1.48%	1.38%	1.48%	1.51%	1.18%
Portfolio turnover rate	10%	14%	42%	13%	30%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.32%
Expenses, net waiver and reimbursement (C)	0.96%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018
Net asset value, beginning of year	$19.01	$13.81	$15.38		$16.92	$14.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.06)	(0.03)	0.10		0.13	0.10
Net realized and unrealized gain (loss) on investments	(3.59)	5.81	—	(E,H)	(1.26)	2.41
Total from investment operations	(3.65)	5.78	0.10		(1.13)	2.51

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.15)		(0.09)	(0.24)
From net realized gains on investments	(0.11)	(0.58)	(1.52)		(0.32)	(0.22)
Total distributions	(0.11)	(0.58)	(1.67)		(0.41)	(0.46)

Net asset value, end of year	$15.25	$19.01	$13.81		$15.38	$16.92

Total return (B)	(19.33)%	42.45%	0.72%		(6.71)%	17.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,317	$8,874	$5,775		$15,438	$39,835
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	1.90%	1.94%	1.95%		1.82%	1.75%
Expenses, net waiver and reimbursement (C)	1.53%	1.53%	1.56%		1.53%	1.50%
Net investment income (loss), before waiver and reimbursement (C,D)	(0.70)%	(0.62)%	0.28%		0.51%	0.38%
Net investment income (loss), net waiver and reimbursement (C,D)	(0.33)%	(0.20)%	0.67%		0.78%	0.63%
Portfolio turnover rate	54%	32%	108%		182%	146%

	Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018
Net asset value, beginning of year	$18.48	$13.53	$15.08		$16.64	$14.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.19)	(0.16)	(0.02)		0.01	(0.02)
Net realized and unrealized gain (loss) on investments	(3.47)	5.69	0.01	(E)	(1.24)	2.36
Total from investment operations	(3.66)	5.53	(0.01)		(1.23)	2.34

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.02)		(0.01)	(0.10)
From net realized gains on investments	(0.11)	(0.58)	(1.52)		(0.32)	(0.22)
Total distributions	(0.11)	(0.58)	(1.54)		(0.33)	(0.32)

Net asset value, end of year	$14.71	$18.48	$13.53		$15.08	$16.64

Total return (B)	(19.94)%	41.46%	(0.03)%		(7.44)%	16.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$16,480	$21,494	$15,542		$22,334	$25,769
Ratios to average net assets (including interest expense)(G)
Expenses, before waiver and reimbursement (C)	2.65%	2.69%	2.72%		2.56%	2.50%
Expenses, net waiver and reimbursement (C)	2.28%	2.28%	2.32%		2.28%	2.25%
Net investment loss, before waiver and reimbursement (C,D)	(1.44)%	(1.37)%	(0.52)%		(0.23)%	(0.36)%
Net investment income (loss), net waiver and reimbursement (C,D)	(1.07)%	(0.96)%	(0.12)%		0.05%	(0.11)%
Portfolio turnover rate	54%	32%	108%		182%	146%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.90%	1.94%	1.95%
Expenses, net waiver and reimbursement (C)	1.53%	1.53%	1.55%

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.65%	2.69%	2.70%
Expenses, net waiver and reimbursement (C)	2.28%	2.28%	2.30%

(H)	Represents an amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$18.98	$13.75	$15.33	$16.91	$14.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.01)	0.01	0.14	0.17	0.14
Net realized and unrealized gain (loss) on investments	(3.60)	5.80	0.01	(E)	(1.27)	2.41
Total from investment operations	(3.61)	5.81	0.15	(1.10)	2.55

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.21)	(0.16)	(0.29)
From net realized gains on investments	(0.11)	(0.58)	(1.52)	(0.32)	(0.22)
Total distributions	(0.11)	(0.58)	(1.73)	(0.48)	(0.51)

Net asset value, end of year	$15.26	$18.98	$13.75	$15.33	$16.91

Total return (B)	(19.15)%	42.86%	1.02%	(6.53)%	17.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$17,044	$22,650	$13,016	$29,104	$34,533
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	1.65%	1.69%	1.70%	1.56%	1.50%
Expenses, net waiver and reimbursement (C)	1.28%	1.28%	1.30%	1.28%	1.25%
Net investment income (loss), before waiver and reimbursement (C,D)	(0.44)%	(0.36)%	0.53%	0.75%	0.64%
Net investment income (loss), net waiver and reimbursement (C,D)	(0.07)%	0.05%	0.93%	1.02%	0.89%
Portfolio turnover rate	54%	32%	108%	182%	146%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.65%	1.69%	1.69%
Expenses, net waiver and reimbursement (C)	1.28%	1.28%	1.30%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$24.69	$20.47	$19.50	$22.51	$19.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.01	(0.13)	—	(E)	0.11	(0.02)
Net realized and unrealized gain (loss) on investments	(0.62)	4.35	0.99	0.31	3.40
Total from investment operations	(0.61)	4.22	0.99	0.42	3.38

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.02)	(0.05)	—
From net realized gains on investments	(6.66)	—	—	(3.38)	(0.51)
Total distributions	(6.66)	—	(0.02)	(3.43)	(0.51)

Net asset value, end of year	$17.42	$24.69	$20.47	$19.50	$22.51

Total return (B)	(6.77)%	20.62%	5.10%	3.04%	17.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$65,337	$84,018	$84,563	$132,383	$139,479
Ratios to average net assets (including interest expense)(C)
Expenses, before waiver and reimbursement	1.49%	1.48%	1.54%	1.45%	1.44%
Expenses, net waiver and reimbursement	1.38%	1.38%	1.39%	1.37%	1.35%
Net investment income (loss), before waiver and reimbursement	(0.05)%	(0.67)%	(0.14)%	0.45%	(0.18)%
Net investment income (loss), net waiver and reimbursement	0.06%	(0.58)%	0.01%	0.54%	(0.09)%
Portfolio turnover rate	85%	116%	106%	113%	87%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$22.74	$18.99	$18.21	$21.35	$18.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.14)	(0.28)	(0.13)	(0.05)	(0.17)
Net realized and unrealized gain (loss) on investments	(0.47)	4.03	0.91	0.29	3.24
Total from investment operations	(0.61)	3.75	0.78	0.24	3.07

LESS DISTRIBUTIONS:
From net realized gains on investments	(6.66)	—	—	(3.38)	(0.51)
Total distributions	(6.66)	—	—	(3.38)	(0.51)

Net asset value, end of year	$15.47	$22.74	$18.99	$18.21	$21.35

Total return (B)	(7.45)%	19.75%	4.28%	2.26%	16.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$26,315	$36,180	$35,572	$59,985	$58,216
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	2.24%	2.23%	2.29%	2.20%	2.19%
Expenses, net waiver and reimbursement	2.13%	2.13%	2.14%	2.12%	2.10%
Net investment loss, before waiver and reimbursement	(0.81)%	(1.43)%	(0.89)%	(0.33)%	(0.93)%
Net investment loss, net waiver and reimbursement	(0.70)%	(1.33)%	(0.74)%	(0.24)%	(0.84)%
Portfolio turnover rate	85%	116%	106%	113%	87%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.49%	1.48%	1.53%
Expenses, net waiver and reimbursement	1.38%	1.38%	1.38%

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.24%	2.23%	2.28%
Expenses, net waiver and reimbursement	2.13%	2.13%	2.13%

(E)	Represents an amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$25.00	$20.67	$19.71	$22.72	$19.77

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.07	(0.08)	0.05	0.17	0.04
Net realized and unrealized gain (loss) on investments	(0.65)	4.41	0.99	0.31	3.42
Total from investment operations	(0.58)	4.33	1.04	0.48	3.46

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.08)	(0.11)	(0.00	) (B)
From net realized gains on investments	(6.66)	—	—	(3.38)	(0.51)
Total distributions	(6.66)	—	(0.08)	(3.49)	(0.51)

Net asset value, end of year	$17.76	$25.00	$20.67	$19.71	$22.72

Total return (C)	(6.54)%	20.95%	5.32%	3.32%	17.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$34,899	$51,163	$59,938	$147,479	$190,499
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	1.24%	1.23%	1.29%	1.21%	1.19%
Expenses, net waiver and reimbursement	1.13%	1.13%	1.14%	1.12%	1.10%
Net investment income (loss), before waiver and reimbursement	0.18%	(0.43)%	0.10%	0.72%	0.08%
Net investment income (loss), net waiver and reimbursement	0.29%	(0.33)%	0.25%	0.81%	0.17%
Portfolio turnover rate	85%	116%	106%	113%	87%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents an amount less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.24%	1.23%	1.28%
Expenses, net waiver and reimbursement	1.13%	1.13%	1.13%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2022	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-seven series. These financial statements include the following six series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Insider Buying (“Insider Buying”)		Long-term capital appreciation
Catalyst Energy Infrastructure (“Energy Infrastructure”)	SL Advisors, LLC (“SL”)	Current income and capital appreciation
Catalyst Pivotal Growth (“Pivotal Growth”)	RCM Wealth Advisors, LLC (“RCM”)	Long-term capital appreciation
Catalyst/MAP Global Equity (“Global Equity”)	Managed Asset Portfolios, LLC (“MAP”)	Long-term capital appreciation
Catalyst/Lyons Tactical Allocation (“Tactical Allocation”)	Lyons Wealth Management, LLC (“Lyons”)	Long-term capital appreciation
Catalyst Dynamic Alpha (“Dynamic Alpha”)	Cookson, Peirce & Co., Inc. (“CP”)	Long-term capital appreciation

Energy Infrastructure and Dynamic Alpha are each non-diversified series of the Trust and Insider Buying, Pivotal Growth, Global Equity, and Tactical Allocation are each diversified series of the Trust.

Each Fund offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

As of the close of business on April 30, 2021, the Catalyst Small-Cap Insider Buying Fund (“Acquired Fund”) became part of the Insider Buying Fund (“Acquiring Fund”) and acquired all the net assets and certain liabilities of the Catalyst Small-Cap Insider Buying Fund in a tax-free plan of reorganization approved by the Fund’s Board of Trustees.

The following is a summary of significant accounting policies consistently followed by the Funds and is in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

a)       Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end (the “open-end funds”) or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represents fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security;

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2022, for each Fund’s assets and liabilities measured at fair value:

Insider Buying
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$14,971,812	$—	$—	$14,971,812
Collateral for Securities Loaned	—	2,869,650	—	2,869,650
Total Assets	$14,971,812	$2,869,650	$—	$17,841,462

Energy Infrastructure
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$203,960,863	$—	$—	$203,960,863
Total Assets	$203,960,863	$—	$—	$203,960,863

Pivotal Growth
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$3,955,491	$—	$—	$3,955,491
Collateral for Securities Loaned	—	818,905	—	818,905
Short-Term Investments	2,064	—	—	2,064
Total Assets	$3,957,555	$818,905	$—	$4,776,460

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

Global Equity
Assets(a)	Level 1	Level 2	Level 3	Total
Closed-End Funds	$2,422,080	$—	$—	$2,422,080
Common Stocks	67,002,735	—	—	67,002,735
Total Assets	$69,424,815	$—	$—	$69,424,815

Tactical Allocation
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$39,704,966	$—	$—	$39,704,966
Total Assets	$39,704,966	$—	$—	$39,704,966

Dynamic Alpha
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$125,627,801	$—	$—	$125,627,801
Collateral for Securities Loaned	—	30,513,562	—	30,513,562
Total Assets	$125,627,801	$30,513,562	$—	$156,141,363

The Funds did not hold any Level 3 securities during the year.

(a)	Refer to the Schedule of Investments for industry security classifications.

b)	Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options).

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized gains and losses. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, a Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2022, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Global Equity
	Written Options	Equity	Net realized gain on written options	$13,587
	Written Options	Equity	Net change in unrealized appreciation on written options	13
			Totals	$13,600
Tactical Allocation
	Purchased Options	Equity	Net realized loss on purchased options	$(1,129,338)
			Totals	$(1,129,338)

As of June 30, 2022, the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

c)       Investment Companies – Some Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”)(collectively, “Underlying Funds”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

Underlying Funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund is subject to its own specific risks, but the manager and/or sub-advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Funds.

d)       Federal Income Tax – The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2022, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2022, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2019-2021 for the Funds) or expected to be taken in 2022 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e)       Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method, except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in Master Limited Partnerships (“MLPs”) generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

f)       Energy Infrastructure typically concentrates its investments in the energy sector and, therefore, is more susceptible to energy sector risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund. The Energy Infrastructure Fund has a tax year end of November 30.

g)       Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

h)       Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

i)       Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Insider Buying	Annually	Annually
Energy Infrastructure	Monthly	Annually
Pivotal Growth	Annually	Annually
Global Equity	Annually	Annually
Tactical Allocation	Annually	Annually
Dynamic Alpha	Annually	Annually

j)       Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

k)       Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

l)       Redemption Fees and Sales Charges (loads) – A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. There were no CDSC fees paid by the shareholders of the Funds.

m)       Cash – Each Fund considers its investment in an FDIC insured interest bearing savings account to be cash. Each Fund maintains cash balances, which, at times, may exceed federally insured limits. Each Fund maintains these balances with a high quality financial institution.

n)       Distributions from REITs — Distribution from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2022, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales Proceeds
	(excluding U.S.	(excluding U.S.	Purchases of	Sales Proceeds of
	Government	Government	U.S. Government	U.S. Government
Fund	Securities)	Securities)	Securities	Securities
Insider Buying	$24,847,425	$38,411,135	$—	$—
Energy Infrastructure	82,456,003	44,589,283	—	—
Pivotal Growth	1,592,439	4,023,471	—	—
Global Equity	14,020,335	7,411,096	—	—
Tactical Allocation	27,685,905	26,769,190	—	—
Dynamic Alpha	136,613,613	173,887,953	—	—

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. Each investment sub-advisor is responsible for the day-to-day management of their Fund’s portfolio. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds, have entered into Expense Limitation Agreements (the “Limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to ensure total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on the Fund’s average daily net assets.

For the year ended June 30, 2022, the Manager waived management fees. The Manager may recapture a portion of the waived amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver or at the time of the reimbursement, no later than the dates as stated below:

						Management Fees
	Management	Expense Limitation				Waived and/or
Fund	Agreement	Cl A	Cl C	Cl I	Expires	Reimbursed
Insider Buying	1.00%	1.53%	2.28%	1.28%	10/31/2022	$106,821
Energy Infrastructure	1.25%	1.68%	2.43%	1.43%	10/31/2022	88,950
Pivotal Growth	1.00%	1.53%	2.28%	1.28%	10/31/2022	132,834
Global Equity	1.00%	1.21%	1.96%	0.96%	10/31/2022	277,805
Tactical Allocation	1.25%	1.53%	2.28%	1.28%	10/31/2022	196,082
Dynamic Alpha	1.00%	1.38%	2.13%	1.13%	10/31/2022	177,953

	Recapture Expires
	No Later Than June 30,
Fund	2023	2024	2025
Insider Buying	$71,022	$77,264	$106,821
Energy Infrastructure	172,965	129,460	88,950
Pivotal Growth	86,806	108,497	132,834
Global Equity	254,667	249,594	277,805
Tactical Allocation	194,493	180,235	196,082
Dynamic Alpha	366,079	173,971	177,953

A Trustee is also the controlling member of MFund Services, LLC (“MFund”) and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust, the Chairmen of the Trust’s Audit Committee and Risk and Compliance Committee receive an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Alt Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Alt Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

Pursuant to the Management Services Agreement between the Trust and MFund, an affiliate of the Manager, MFund provides the Funds with various management and legal administrative services (the “Management Services Agreement”). For these services, the Funds pay MFund as of the last day of each month an annualized asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. Prior to April 1, 2022 the Fund also paid an annual base fee. The amounts due to MFund for the Management Services Agreement are listed in the Statements of Assets and Liabilities under “Payable to related parties” and the amounts accrued for the year are shown in the Statements of Operations under “Management service fees.”

Pursuant to the Compliance Services Agreement, MFund an affiliate of the Manager, provides chief compliance officer services to the Funds. For these services, the Funds pay MFund as of the last day of each month an annualized base fee plus an annualized asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The amounts due to MFund for chief compliance officer services are listed in the Statements of Assets and Liabilities under “Compliance officer fees payable” and the amounts accrued for the year are shown in the Statements of Operations under “Compliance officer fees.”

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of UFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and UFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

For the year ended June 30, 2022, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Insider Buying	$40,082	$52,360
Energy Infrastructure	71,803	218,777
Pivotal Growth	11,288	19,625
Global Equity	24,848	96,570
Tactical Allocation	21,461	204,192
Dynamic Alpha	202,739	344,316

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Insider Buying	$24,405,315	$814,395	$(7,378,248)	$(6,563,853)
Energy Infrastructure	194,109,099	33,766,292	(23,914,528)	9,851,764
Pivotal Growth	7,649,856	192,901	(3,066,297)	(2,873,396)
Global Equity	59,561,094	15,287,561	(5,423,840)	9,863,721
Tactical Allocation	36,336,574	6,924,824	(3,556,432)	3,368,392
Dynamic Alpha	148,695,194	13,677,114	(6,230,945)	7,446,169

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2022 and June 30, 2021 for the period ended November 30, 2021 and November 30, 2020 for Energy Infrastructure) was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2022	Income	Capital Gains	Capital	Total
Insider Buying	$—	$—	$—	$—
Energy Infrastructure	1,740,188	—	9,530,225	11,270,413
Pivotal Growth	—	287,221	60	287,281
Global Equity	1,457,870	—	—	1,457,870
Tactical Allocation	227,063	99,760	438	327,261
Dynamic Alpha	11,633,009	31,967,305	—	43,600,314

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2021	Income	Capital Gains	Capital	Total
Insider Buying	$—	$—	$—	$—
Energy Infrastructure	5,173,416	—	8,996,455	14,169,871
Pivotal Growth	—	—	—	—
Global Equity	1,047,662	—	—	1,047,662
Tactical Allocation	—	1,446,176	—	1,446,176
Dynamic Alpha	—	—	—	—

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows (except for Energy Infrastructure in which its November 30, 2021 components of distributable earnings have been adjusted for June 30, 2022 activity):

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Insider Buying	$—	$—	$(4,116,520)	$(44,877,284)	$—	$(6,563,817)	$(55,557,621)
Energy Infrastructure	13,480	—	—	(37,970,888)	—	9,852,885	(28,104,523)
Pivotal Growth	—	—	(536,516)	(98,981)	—	(2,873,396)	(3,508,893)
Global Equity	—	—	(123,324)	(798,488)	—	9,860,282	8,938,470
Tactical Allocation	—	—	(232,980)	(46,497)	—	3,368,392	3,088,915
Dynamic Alpha	—	1,550,999	—	—	—	7,446,169	8,997,168

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income and accumulated net realized gains from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, adjustments for partnerships, and C-Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Insider Buying	$158,232
Energy Infrastructure	—
Pivotal Growth	28,787
Global Equity	123,324
Tactical Allocation	96,079
Dynamic Alpha	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Insider Buying	$3,958,288
Energy Infrastructure	—
Pivotal Growth	507,729
Global Equity	—
Tactical Allocation	136,901
Dynamic Alpha	—

At June 30, 2022, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows (except for Energy Infrastructure in which its November 30, 2021 capital loss carryforwards are as follows):

	Short-Term	Long-Term
	Non-Expiring	Non-Expiring	Total	CLCF Utilized
Insider Buying	$42,700,901	$2,176,383	$44,877,284	$719,905
Energy Infrastructure	9,606,809	28,364,079	37,970,888	3,493,635
Pivotal Growth	98,745	236	98,981	—
Global Equity	798,488	—	798,488	2,368,277
Tactical Allocation	—	46,497	46,497	—

During the fiscal period ended June 30, 2022, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, use of tax equalization credits and distributions in excess resulted in reclassifications for the Funds for the fiscal year ended June 30, 2022 as follows:

	Paid In	Accumulated
	Capital	Earnings (Deficit)
Insider Buying	$(668,265)	$668,265
Energy Infrastructure	—	—
Pivotal Growth	(95,781)	95,781
Global Equity	(516,118)	516,118
Tactical Allocation	(167,014)	167,014
Dynamic Alpha	3,943,874	(3,943,874)

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

(6)	LINE OF CREDIT

Currently, the Funds have a $150,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended June 30, 2022, the Funds accessed the line of credit, based only on the days borrowed, as follows:

	Average Amount				Outstanding
	Borrowings	Interest	Average	Number of Days	Borrowings
	Outstanding	Expense (1)	Interest Rate	Outstanding	6/30/2022
Insider Buying	$420,848	$1,580	4.11%	33	$—
Energy Infrastructure	1,167,808	5,961	3.40%	52	—
Pivotal Growth	41,506	676	3.43%	165	—
Tactical Allocation	269,333	236	3.50%	9	—
Dynamic Alpha	1,365,429	883	3.39%	7	—

(1)	Includes only Interest Expense for the year ended June 30, 2022 and may not tie back to the Statement of Operations, which also may include overdrafts, line of credit fees, and broker interests.

During the year ended June 30, 2022, Global Equity did not access the line of credit.

(7)	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement with the Bank. Each participating Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2022.

			Percentage of
	Market Value of	Market Value of	Total Investment
Fund	Loaned Securities	Collateral (1)	Income
Insider Buying	$2,727,932	$2,727,932	84.08%
Pivotal Growth	663,043	663,043	1.96%
Dynamic Alpha	29,674,076	29,674,076	0.59%

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

The below table shows the collateral held by each Fund at the year ended June 30, 2022.

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented in
		of Recognized	Statement of Assets &	the Statement of Assets	Financial	Cash Collateral
Description	Counterparty	Liabilities	Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Insider Buying
Liabilities
Securities Loaned	US Bank	$(2,869,650)	$—	$(2,869,650)	$2,869,650	$—	$—

Pivotal Growth
Liabilities
Securities Loaned	US Bank	$(818,905)	$—	$(818,905)	$818,905	$—	$—

Dynamic Alpha
Liabilities
Securities Loaned	US Bank	$(30,513,562)	$—	$(30,513,562)	$30,513,562	$—	$—

(8)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2022, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Energy	Pivotal	Dynamic
Owner	Infrastructure	Growth	Alpha
LPL Financial, LLC *	35.6%	—	—
Charles Schwab & Co., Inc.	—	44.9%	28.7%

*	These owners are comprised of multiple investors and accounts.

(9)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Insider Buying Fund, Catalyst Energy Infrastructure Fund, Catalyst Pivotal Growth Fund, Catalyst/MAP Global Equity Fund, Catalyst/Lyons Tactical Allocation Fund, and Catalyst Dynamic Alpha Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Catalyst Insider Buying Fund, Catalyst Energy Infrastructure Fund, Catalyst Pivotal Growth Fund, Catalyst/MAP Global Equity Fund, Catalyst/Lyons Tactical Allocation Fund, and Catalyst Dynamic Alpha Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the schedules of investments, as of June 30, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 29, 2022

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended June 30, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2022

Consideration and Renewal of the Management Agreement between Catalyst Capital Advisors, LLC and (the “Catalyst Agreement”) with respect to Catalyst Systematic Alpha Fund, Catalyst/Warrington Strategic Program Fund, Catalyst Buffered Shield Fund, Catalyst Income and Multi-Strategy Fund, Catalyst/Millburn Dynamic Commodity Strategy Fund, Catalyst/Millburn Hedge Strategy Fund, Catalyst Nasdaq-100 Hedged Equity Fund, Catalyst Insider Buying Fund, Catalyst Energy Infrastructure Fund, Catalyst Pivotal Growth Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Dynamic Alpha Fund, Catalyst Insider Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Interest Rate Opportunity Fund, Catalyst/CIFC Floating Rate Income Fund, and Catalyst Enhanced Income Strategy Fund.

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Catalyst Agreement”) between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”) with respect to Catalyst Systematic Alpha Fund (“Catalyst SA”), Catalyst/Warrington Strategic Program Fund (“Warrington SP”),Catalyst Buffered Shield Fund (“Catalyst BS”), Catalyst Income and Multi-Strategy Fund (“Catalyst IMS”), Catalyst/Millburn Dynamic Commodity Strategy Fund (“Millburn DCS”). Catalyst/Millburn Hedge Strategy Fund (“Millburn HS”), Catalyst Nasdaq-100 Hedged Equity Fund (“Catalyst HE”), Catalyst Insider Buying Fund (“Catalyst IB”), Catalyst Energy Infrastructure Fund (“Catalyst Energy”), Catalyst Pivotal Growth Fund (“Catalyst PG”), Catalyst/MAP Global Equity Fund (“MAP Global Equity”), Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”), Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”), Catalyst Dynamic Alpha Fund (“Catalyst DA”), Catalyst Insider Income Fund (“Catalyst Insider”), Catalyst/SMH High Income Fund (“SMH High Income”), Catalyst/SMH Total Return Income Fund (“SMH Total Return”), Catalyst Interest Rate Opportunity Fund (“Catalyst IRO”), Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”) and Catalyst Enhanced Income Strategy Fund (“Catalyst EIS”) (collectively, the “Catalyst Renewal Funds”)

The Board examined Catalyst’s responses to a series of questions regarding, among other things, its management services provided to the Catalyst Renewal Funds, comparative fee and expense information, and profitability from managing the Catalyst Renewal Funds. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Catalyst Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Catalyst Agreement.

Nature, Extent and Quality of Services. The Board reviewed Catalyst’s key personnel servicing the Catalyst Renewal Funds and noted the collective breadth of their expertise and years of experience. A Catalyst representative described the addition of or pending changes to sub-advisors to several Catalyst Renewal Funds and discussed Catalyst’s due diligence and ongoing oversight of all sub-advisors. The Board acknowledged that Catalyst monitored the Catalyst Renewal Funds’ administration and fund accounting and coordinated regulatory compliance. The Board observed that Catalyst’s investment committee monitored the Catalyst Renewal Funds’ performance in accordance with their respective investment policies and reviewed such performance against market conditions and relevant benchmarks. The Board noted that Catalyst monitored and proactively addressed any issues with performance or the investment strategies of the Catalyst Renewal Funds, reviewed potential changes to investment strategies and implemented any recommended adjustments to the investment policies of the Catalyst Renewal Funds. The Board noted that Catalyst had taken significant steps to enhance its cybersecurity protocols and resiliency and had contracted with a third-party cybersecurity and compliance specialty firm to manage cybersecurity risks. The Board discussed that Catalyst implemented enhanced training programs which integrated simulations into the process and was without any material data security incidents since the Catalyst Agreement’s last renewal. The Board observed that each Catalyst Renewal Fund, except Millburn HS, had an expense limitation agreement that Catalyst intended to renew at its current level. After further discussion, the Board concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2022

its duties under the management agreement, and that the nature, overall quality and extent of the advisory services provided by Catalyst to each Catalyst Renewal Fund were satisfactory. The Board determined that Catalyst had the resources to continue providing high quality service to each Catalyst Renewal Fund and its shareholders.

Performance. The Board reviewed performance reports including each of the Catalyst Renewal Funds as of February 28, 2022 along with information that Catalyst provided in connection with renewing the Catalyst Agreement. The Board reviewed the performance of each Catalyst Renewal Fund relative to its Morningstar category and a peer group selected by Catalyst.

Catalyst SA—The Board observed that Catalyst SA had significantly outperformed its peer group and Morningstar category across all periods and had outperformed the BNPP Catalyst Systematic over the 1-year, 3-year and 5-year periods. The Board remarked that Catalyst SA had underperformed the S&P 500 TR Index but noted Catalyst’s explanation that Catalyst SA was not designed to outperform the S&P 500 TR Index during bull markets.

Warrington SP—The Board recalled that Warrington SP’s sub-advisor began managing Warrington SP in January 2020 and noted that Warrington SP outperformed its peer group and Morningstar category for the 1-year period although it underperformed the S&P 500 TR Index over the same period. The Board noted Catalyst’s explanation that Warrington SP was not expected to outperform the S&P 500 TR Index during bull markets.

Catalyst BS—The Board observed that Catalyst BS trailed its peer group over the 1- and 3-year period but outperformed the peer group over the 5-year and since inception periods. The Board noted that Catalyst BS outperformed its Morningstar category and HFRX Equity Hedge Index over all periods except the 1-year period but lagged the S&P 500 TR Index across all periods. The Board considered that Catalyst attributed the recent underperformance to Catalyst BS’s investment in short-term investment grade bonds which had come under stress during the past three months.

Catalyst IMS—The Board discussed that Catalyst IMS’s investment objective and investment strategy was changed in November 2021 to allow Catalyst IMS to invest in a fixed income portfolio with a managed futures overlay. The Board noted that, as a result of Catalyst IMS’s exposure to fixed income instruments, Catalyst IMS underperformed all benchmarks over the 1-year and 3-year periods except for the BofA US 3-Month Treasury Bill TR Index over the 3-year period. The Board remarked that Catalyst IMS’s fixed income investments performed similarly to its fixed income benchmarks.

Millburn DCS—The Board recalled that Millburn DCS’s sub-advisor began managing Millburn DCS in June 2021 commensurate with a new investment strategy and investment objective. The Board observed that Millburn DCS had strong double-digit performance for the 1-year period that outperformed its peer group and the Systematic Trend Morningstar category over the same period and had outperformed the Bloomberg Commodity Index for the six-month and year-to-date periods. A Catalyst representative remarked that Millburn DCS was a top performer among commodity funds.

Millburn HS—The Board observed that Millburn HS outperformed its peer group, the Macro Trading Morningstar category, the Multistrategy Morningstar category, the Systematic Trend Morningstar category and the BofA US 3-Month Treasury Bill TR Index across all periods. The Board commented that Millburn HS outperformed the Credit Suisse MF Hedge Fund Index over the 5-year and 10-year periods but underperformed the S&P 500 TR Index across all periods. The Board noted that Millburn HS was not expected to outperform the S&P 500 TR Index during extreme bull markets due to its sub-100% equity allocation.

Catalyst HE—The Board reviewed that Catalyst HE’s sub-advisor began managing Catalyst HE pursuant to its new investment strategy in October 2020. The Board noted that Catalyst HE had underperformed all benchmarks for the 1-year period. The Board considered that the underperformance was attributed to Catalyst HE’s volatility overlay detracting from performance combined with the Nasdaq-100 Index’s underperformance relative to the S&P 500 TR Index.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2022

Catalyst IB—The Board recalled it discussion with Catalyst IB’s portfolio managers and their explanation that market volatility and uncertainty since the beginning of the pandemic led to Catalyst’s underperformance of its peer group, Morningstar category and benchmark across all periods. The Board noted that Catalyst IB went defensive at the beginning of the pandemic and did not participate in the market rally following the March 2020 market drawdown. The Board observed that Catalyst IB was currently focused on high-growth innovative companies and that high growth stocks had gone out of favor. The Board noted that Catalyst IB performed in-line with its peers that were similarly focused on high growth innovative companies.

Catalyst Energy—The Board acknowledged that Catalyst Energy outperformed its peer group, Morningstar category and the Alerian MLP TR Index with strong positive returns over the 1-year period. The Board noted that Catalyst Energy had no material deviations from its benchmarks during any other time period when considering the general volatility in the asset class.

Catalyst PG—The Board observed that Catalyst PG’s sub-advisor began managing Catalyst PG in May 2021 and that Catalyst PG had underperformed all of its benchmarks over the 1-year period. The Board considered Catalyst’s explanation that Catalyst PG’s exposure to innovative growth companies led to its underperformance because high growth stocks had gone out of favor. The Board noted that Catalyst PG performed in-line or better with its peers that were similarly focused on innovative growth companies.

MAP Global Equity—The Board commented that MAP Global Equity outperformed its peer group, Morningstar category and the MSCI ACWI Index over the 1-year period and slightly trailed the MSCI ACWI Value Index over the same period. The Board noted that MAP Global Equity outperformed all benchmarks except for the MSCI ACWI Index over the 5-year and 10-year periods (performing in-line with its peer group for the 10-year period) and outperformed its Morningstar category and MSCI ACWI Value Index over the 3-year period. The Board discussed that underperformance to the MSCI ACWI Index over the 1-year period could be attributed to growth stocks being out of favor to value stocks, and vice-versa for the other periods.

MAP Global Balanced—The Board observed that MAP Global Balanced outperformed all of its benchmarks over the 1-year period due its focus on value stocks which had come back into favor. The Board discussed that underperformance to benchmarks over other periods could be attributed to thematic trends of growth stocks outperforming value stocks in previous years.

Lyons TA—The Board recognized that Lyons TA had outperformed all benchmarks over the 3-year and since inception periods and had outperformed its peer group and Morningstar category over the 5-year period. The Board noted that Lyons TA underperformed the Morningstar category and the Lipper Flexible Portfolio Funds Index over the 1-year period but performed in-line with the peer group over the same period. The Board noted that Lyons TA’s underperformance was not material relative to the pertinent benchmark.

Catalyst DA—The Board noted that Catalyst DA outperformed its peer group and Morningstar category over the 1-year period and in line with the peer group since inception but underperformed all other benchmarks across all other periods. The Board discussed that Catalyst DA’s underperformance could be attributed to its exposure to high momentum stocks. The Board observed that Catalyst remained confident in the long-term potential of Catalyst DA and its models which had proven successful in other market environments.

Catalyst Insider—The Board commented that Catalyst Insider outperformed the Short-Term Bond Morningstar category and the Bloomberg US Govt/Credit 1-3 Year TR Index across all periods. The Board noted that Catalyst Insider underperformed its peer group over the 1-year and since inception periods, but in-line with the peer group over the 3-year and 5-year periods. The Board observed that Catalyst Insider underperformed the High Yield Bond category across all periods. The Board discussed that, although it had exposure to high yield bonds, Catalyst Insider was primarily invested in investment grade bonds and that high yield bonds were relatively insulated from the unfavorable interest rate environment.

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SMH High Income—The Board noted that while SMH High Income underperformed all of its benchmarks over the 1-year and 10-year periods, it outperformed all benchmarks over the 3-year and 5-year periods. The Board observed that SMH High Income’s concentrated portfolio was often over-or underweight industry allocations relative to its benchmarks.

SMH Total Return—The Board recognized that SMH Total Return outperformed its peer group, Morningstar category and the BofA Merrill Lynch US Cash Pay High Yield Index for the 1-year, 3-year and 5-year periods, although it lagged the S&P 500 TR Index, and a blend of the S&P 500 TR Index and the BofA Merrill Lynch US Cash Pay High Yield Index, across all periods. The Board observed that Catalyst reported that income-generating equities generally trailed the S&P 500 TR Index which accounted for SMH Total Return’s underperformance of the S&P 500.

Catalyst IRO—The Board commented that Catalyst IRO outperformed its peer group over the 5-year period and outperformed the Bloomberg MBS TR Index over the 5-year and since inception periods but trailed all other benchmarks for all other periods. The Board observed that Catalyst believed Catalyst IRO’s performance to be within a reasonable range of its peer group at all times and that Catalyst was recommending a change in sub-advisor for reasons unrelated to Catalyst IRO’s performance.

CIFC Floating Rate—The Board acknowledged that CIFC Floating Rate outperformed all of its benchmarks across all periods.

Catalyst EIS—The Board acknowledged that Catalyst EIS outperformed all of its benchmarks across all periods.

After discussion, the Board concluded that the performance of each Catalyst Renewal Fund was acceptable.

Fees and Expenses. The Board reviewed the management fee for each Catalyst Renewal Fund, and the average fees charged by each Catalyst Renewal Fund’s peer group and Morningstar category. The Board considered the allocation of the management fee to pay each sub-advisory fee compared to the allocation of duties between Catalyst and each sub-advisor of the Catalyst Renewal Funds managed by a sub-advisor. The Board acknowledged that the fee allocation between Catalyst and each sub-advisor was the result of arm’s length negotiations and determined that the allocations were appropriate.

Catalyst SA—The Board noted that Catalyst SA’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but below the highs of each.

Warrington SP—The Board noted that Warrington SP’s management fee was tied with the high of its peer group and the Options Trading Morningstar category. The Board reviewed Warrington SP’s net expense ratio and noted that it was the higher than the medians and averages of its peer group and the Morningstar category, but below the highs of each.

Catalyst BS—The Board noted that although Catalyst BS’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, they were significantly lower than the highs of each.

Catalyst IMS—The Board recognized that Catalyst IMS’s management fee was higher than the medians and averages of its peer group and Morningstar categories, but lower than the highs of each, and significantly lower than the high of the Systematic Trend Morningstar category. The Board discussed that Catalyst IMS’s net expense ratio was the highest of its peer group but well below the highs of its Morningstar categories, and that acquired fund fees and expenses skewed the net expense ratio higher than funds that did not invest in other funds.

Millburn DCS—The Board discussed that the management fee for Millburn DCS was lower than the high of its peer group, the high of the Commodities Broad Basket Morningstar category, and well below the high of the Systematic Trend Morningstar category. The Board noted that the net expense ratio for Millburn DCS was lower than the highs

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of its peer group and Morningstar categories. The Board considered Catalyst’s explanation that Millburn DCS did not fit particularly well into any Morningstar category.

Millburn HS—The Board considered that Millburn HS’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar categories, but well below the highs of each.

Catalyst HE—The Board recognized that Catalyst HE’s management fee and net expense ratio were below the highs of its peer group and the Options Trading Morningstar category, but were the highs of the Derivative Income Morningstar category. The Board noted that Catalyst considered the Options Trading Morningstar category to provide a more apt comparison since the Derivative Income Morningstar category historically consisted of equity funds that utilized covered call writing to supplement income whereas Catalyst HE was using a proprietary and dynamic volatility overlay strategy.

Catalyst IB—The Board observed that Catalyst IB’s management fee and net expense ratios were higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each.

Catalyst Energy—The Board reviewed Catalyst Energy’s management fee and noted that it was equal to the high of its peer group and Morningstar category. The Board discussed that Catalyst Energy’s net expense ratio was significantly below the high of its peer group and on par with the average of its Morningstar category. The Board considered the specialized nature of Catalyst Energy’s investment strategy.

Catalyst PG—The Board stated Catalyst PG’s management fee and net expense ratios were higher than the averages and medians of its peer group and Morningstar category, but well below the highs of each.

MAP Global Equity—The Board commented that MAP Global Equity’s management fee was tied with the high of its peer group and Morningstar category. The Board noted that MAP Global Equity’s net expense ratio was slightly higher than the average of its peer group and well below the high of its Morningstar category.

MAP Global Balanced—The Board recognized that MAP Global Balanced’s management fee was the high of its peer group but well below the high of its Morningstar category. The Board discussed that MAP Global Balanced’s net expense ratio was in line with the average of its peer group significantly lower than the high of its Morningstar category.

Lyons TA—The Board discussed that the management fee for Lyons TA was higher than the averages and medians of its peer group and Morningstar category, but below the highs of each. The Board noted that the net expense ratio for Lyons TA was lower than the medians and averages of its peer group and on par with the average of its Morningstar category.

Catalyst DA—The Board observed that Catalyst DA’s management fee and net expense ratio were higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each.

Catalyst Insider—The Board discussed that Catalyst Insider’s management fee was on par with the average of its peer group and below the high of the Short-Term Bond and High Yield Bond Morningstar categories. The Board noted that Catalyst Insider’s net expense ratio was lower than the average of its peer group and on par with the average of the High-Yield Bond Morningstar category.

SMH High Income—The Board reviewed SMH High Income’s management fee and net expense ratio and noted that they were higher than the averages and medians of its peer group and Morningstar category, but significantly lower than the highs of each.

SMH Total Return—The Board acknowledged that SMH Total Return’s management fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that SMH Total Return’s net expense ratio was the high of its peer group and Morningstar category and considered Catalyst’s

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explanation that the high net expense ratio was due to acquired fund fees and expenses and other non-waivable expenses.

Catalyst IRO—The Board acknowledged that Catalyst IRO’s management fee was higher than the medians and averages of its peer group and Morningstar category but below the highs of each. The Board remarked that Catalyst IRO’s net expense ratio was lower than the median and average of its peer group.

CIFC Floating Rate—The Board remarked that the management fee for CIFC Floating Rate was the highest of its peer group and high of its Morningstar category and that its net expense ratio, although higher than the averages and medians of its peer group and Morningstar category, was lower than the highs of each. The Board considered that CIFC Floating Rate was actively managed and that its portfolio consisted of bank loans and high yield loans, and the fee was comparable to high yield funds. The Board acknowledged that CIFC Floating Rate’s net management fee, after fee waiver, was within range of its peer group.

Catalyst EIS—The Board recognized that Catalyst EIS’s management fee was the highest of its peer group and tied with the high of the Multisector Bond Morningstar category but below the high of the Nontraditional Bond Morningstar category. The Board discussed that Catalyst EIS’s net expense ratio was below the median of its peer group and significantly below the highs of its Morningstar categories.

After further discussion, the Board concluded that the management fee for each Catalyst Renewal Fund was not unreasonable.

Profitability. The Board discussed Catalyst’s profitability from its relationship with each Catalyst Renewal Fund based on the information that Catalyst provided, including soft dollar benefits, and reimbursement received by Catalyst from certain of the Catalyst Renewal Funds for distribution expenses pursuant to the Trust’s Rule 12b-1 plans. The Board noted that Catalyst was managing Catalyst SA, Catalyst PG, Catalyst IMS, and Warrington SP at a loss and therefore concluded that excessive profitability with respect to those Funds was not an issue at this time.

The Board acknowledged that, for all of the other Catalyst Renewal Funds, profits were used to compensate the owner personnel of Catalyst that provided management services to certain Catalyst Renewal Funds. The Board recognized that Catalyst’s aggregate profits would be reduced if those payments were taken into account.

The Board discussed that Catalyst earned a marginal profit from its Catalyst Agreement with the Trust for Catalyst HE. The Board observed that Catalyst earned a reasonable profit from managing Catalyst IB, Catalyst Insider, Millburn HS, Millburn DCS, MAP Global Equity, MAP Global Balanced, SMH High Income, SMH Total Return, Catalyst DA, Lyons TA, Catalyst EIS, Catalyst BS, CIFC Floating Rate, Catalyst IRO and Catalyst Energy. The Board discussed that Catalyst’s profit margins for each of these Catalyst Renewal Funds were well-within the industry norms for strategies similar to the particular Catalyst Renewal Fund. The Board determined Catalyst’s profitability for each Catalyst Renewal Fund was not excessive.

Economies of Scale. The Board noted that the Catalyst Agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most Catalyst Renewal Funds had benefitted from the respective Catalyst Renewal Fund’s expense limitation. The Board agreed that breakpoints may be an appropriate way for Catalyst to share economies of scale with a Catalyst Renewal Fund and its shareholders if the Catalyst Renewal Fund experienced significant growth in assets. The Board acknowledged Catalyst’s increased costs from additional and heightened regulatory demands. The Board noted that no Catalyst Renewal Fund had reached such levels where profits were excessive and agreed to revisit the issue of breakpoints at the Catalyst Agreement’s next renewal.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the Catalyst Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Catalyst Agreement was in the best interests of each Catalyst Renewal Fund and its respective shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and SL Advisors, LLC with respect to Catalyst Energy Infrastructure Fund

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “SL Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and SL Advisors, LLC (“SL Advisors”) with respect to Catalyst Energy Infrastructure Fund (“Catalyst Energy”).

The Board examined SL Advisor’s responses to a series of questions regarding, among other things, its sub-advisory services provided to and Catalyst Energy, comparative fee and expense information, and profitability from sub-advising Catalyst Energy. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the SL Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the SL Agreement.

Nature, Extent, and Quality of Services. The Board discussed that there had been no recent changes in SL Advisors’ key personnel managing Catalyst Energy. The Board recognized that SL Advisors conducted thorough bottom-up fundamental analysis of potential investments and reviewed company filings, presentations, sell-side research and industry publications before making investment decisions. The Board acknowledged that SL Advisors kept abreast of proposed changes in legislation that impacted the energy sector as well as company-specific risks. The Board observed that SL Advisors compared positions held by Catalyst Energy with the Catalyst Energy’s investment limitations on a daily basis and produced a report highlighting any overages for immediate corrective action and close monitoring. The Board discussed that SL Advisors selected broker dealers based on competitive commissions, ability to execute, and the quality of their service and trading technology platform. The Board noted that SL Advisors reported no material compliance, regulatory, litigation issues, or cybersecurity incidents since the last renewal of the SL Agreement. The Board concluded that the services provided by SL Advisors were satisfactory and in line with its expectations.

Performance. The Board acknowledged that Catalyst Energy outperformed its peer group, Morningstar category and the Alerian MLP TR Index with strong positive returns over the 1-year period. The Board noted that Catalyst Energy had no material deviations from its benchmarks during any other time period when considering the volatility of the asset class and concluded that performance was satisfactory.

Fees and Expenses. The Board commented that the advisor paid SL Advisors half of the advisor’s total management fee of 1.25% less waivers, if any, with a maximum annual fee of 0.625%. The Board noted that SL Advisors’ maximum sub-advisory fee for Catalyst Energy was lower than the fee it charged to other client accounts. The Board concluded that SL Advisors’ sub-advisory fee was not unreasonable.

Profitability. The Board acknowledged that, based on information provided by SL Advisors, SL Advisors was sub-advising Catalyst Energy at a modest profit. The Board concluded, therefore, that SL Advisors’ profits in connection with Catalyst Energy were not excessive.

Economies of Scale. The Board considered whether SL Advisors had realized economies of scale with respect to the sub-advisory services provided to Catalyst Energy. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense. The Board agreed that SL Advisors did not appear to have materially benefited from economies of scale.

Conclusion. Having requested and received such information from SL Advisors as the Board believed to be reasonably necessary to evaluate the terms of the SL Agreement between Catalyst and SL Advisors, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the SL Agreement was in the best interests of Catalyst Energy and its shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Managed Asset Portfolios, LLC, with respect to Catalyst/MAP Global Equity Fund and Catalyst/MAP Global Balanced Fund

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “MAP Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”) with respect to Catalyst/MAP Global Equity Fund (“MAP Global Equity) and Catalyst/MAP Global Balanced Fund (“MAP Global Balanced” and collectively, the “MAP Funds”).

The Board examined MAP’s responses to a series of questions regarding, among other things, its sub-advisory services provided to MAP Global Equity and MAP Global Balanced, comparative fee and expense information, and profitability from sub-advising MAP Global Equity and MAP Global Balanced. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the MAP Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the MAP Agreement.

Nature, Extent and Quality of Services. The Board discussed the collective experience of MAP’s investment team and recognized that key personnel serving the MAP Funds had remained consistent for many years. The Board noted that MAP used industry trade publications, annual reports and company filings, publicly available market and economic research, electronic data and quotation services, spreadsheet analysis and statistical forecasting to generate investment ideas and monitor portfolio holdings. The Board commented that MAP’s investment decisions were based primarily on the judgment and experience of the investment team. The Board reviewed MAP’s risk mitigation policies and procedures and its use of monthly and quarterly checklists to monitor compliance with the MAP Funds’ investment limitations. The Board remarked that MAP strove to achieve a margin of safety when executing the MAP Funds’ investment strategies by seeking investments with low price-to-earnings ratios, low price-to-sales ratios and low price-to-book ratios to mitigate the potential downside risk. The Board considered that had devoted resources to its cyber security and disaster recovery efforts. The Board observed there were no material litigation, compliance issues or cybersecurity incidents reported since the sub-advisory agreement’s last renewal. The Board noted MAP selected its broker dealers on the basis of best execution and reviewed its best execution tests quarterly. The Board concluded that MAP could be expected to continue providing high quality service to the MAP Funds.

Performance. The Board reviewed the performance of each MAP Fund relative to its peer group and Morningstar category.

MAP Global Equity—The Board commented that MAP Global Equity outperformed its peer group, Morningstar category and the MSCI ACWI Index over the 1-year period and slightly trailed the MSCI ACWI Value Index over the same period. The Board noted that MAP Global Equity outperformed all benchmarks except for the MSCI ACWI Index over the 5-year and 10-year periods (performing in-line with its peer group for the 10-year period) and outperformed its Morningstar category and MSCI ACWI Value Index over the 3-year period. The Board discussed that underperformance to the MSCI ACWI Index over the 1-year period could be attributed to growth stocks being out of favor to value stocks, and vice-versa for other periods.

MAP Global Balanced—The Board observed that MAP Global Balanced outperformed all of its benchmarks over the 1-year period due its focus on value stocks which had come back into favor. The Board discussed that underperformance to benchmarks over other periods could be attributed to thematic trends of growth stocks outperforming value stocks in previous years.

After discussion, the Board concluded that the performance of each MAP Fund was acceptable.

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Fees and Expenses. The Board noted that the advisor charged a management fee of 1.00% for each MAP Fund and that 50% of each MAP Fund’s net management fee (after certain expenses) was paid to MAP by the advisor. The Board acknowledged that MAP’s sub-advisory fee for each MAP Fund was equal to or lower than the fees MAP charged to its other client accounts with similar strategies. The Board discussed the allocation of fees between the advisor and MAP relative to their respective duties and other factors and agreed the allocation for each MAP Fund was appropriate. The Board concluded that the sub-advisory fee received by MAP for each MAP Fund was not unreasonable.

Profitability. The Board considered MAP’s profitability in connection with each MAP Fund. The Board noted that MAP was sub-advising both MAP Funds at a reasonable profit. The Board concluded that MAP’s profitability from either MAP Fund was not excessive.

Economies of Scale. The Board considered whether MAP had realized economies of scale with respect to the sub-advisory services provided to each MAP Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of each MAP Fund, it was unlikely that MAP was benefitting from any material economies of scale.

Conclusion. Having requested and received such information from MAP as the Board believed to be reasonably necessary to evaluate the terms of the MAP Agreement between the advisor and MAP, and as assisted by the advice of counsel, the Board concluded that renewal of the MAP Agreement was in the best interests of each MAP Fund and its respective shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Lyons Wealth Management, LLC with respect to Catalyst/Lyons Tactical Allocation Fund

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Lyons Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Lyons Wealth Management, LLC (“Lyons”) with respect to Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”).

The Board examined Lyon’s responses to a series of questions regarding, among other things, its sub-advisory services provided to Lyons TA, comparative fee and expense information, and profitability from sub-advising Lyons TA. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Lyons Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Lyons Agreement.

Nature, Extent and Quality of Services. The Board observed that Lyons made investment decisions for Lyons TA based on its proprietary tactical allocation risk model and stock selection model. The Board reviewed Lyons’s view that its models kept Lyons TA fully invested during numerous bull market corrections. The Board noted that Lyons designed its model to be less reactive to rapid changes in market prices to reduce the likelihood of whipsaws from frequent allocation shifts and that Lyons implemented a non-principal options hedging strategy to supplement Lyons TA’s allocation changes. The Board noted that Lyons maintained a security screen that restricted stock selection to only those companies that fell within Lyons’s investment parameters. The Board observed that Lyons adhered to investment limitations by reviewing daily and monthly reports that were disseminated to various Lyons personnel to allow for multiple reconciliation of inflows, outflows and trade executions. The Board commented that Lyons’s chief compliance officer reviewed the operational, financial and regulatory status of potential broker-dealers, and periodically reviewed broker-dealers once selected. The Board noted that Lyons reported no material compliance, regulatory, litigation or cybersecurity issues since the Lyons Agreement’s most recent renewal. The Board concluded that the services provided by Lyons were in line with its expectations.

Performance. The Board recognized that Lyons TA had outperformed all benchmarks over the 3-year and since inception periods and had outperformed its peer group and Morningstar category over the 5-year period. The Board noted that Lyons TA underperformed the Morningstar category and the Lipper Flexible Portfolio Funds Index over the 1-year period but performed in-line with the peer group over the same period. The Board noted that Lyons TA’s underperformance was not material relative to the pertinent benchmark.

Fees and Expenses. The Board observed that Lyons’s sub-advisory fee was 50% of the advisor’s net management fee, or a maximum of 0.625% annually. It noted that Lyons’s sub-advisory fee, which was paid to it by the advisor, was lower than the fee it charged to other accounts. The Board concluded that Lyons’s sub-advisory fee was not unreasonable.

Profitability. The Board observed that, based on the information Lyons provided, Lyons was operating at modest loss in connection with Lyons TA. The Board considered the ancillary benefits received by Lyons from soft dollar arrangements. The Board concluded that excessive profitability was not an issue for Lyons at this time.

Economies of Scale. The Board considered whether Lyons had realized economies of scale with respect to the sub-advisory services provided to Lyons TA. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense. The Board agreed that Lyons did not appear to have benefited from material economies of scale.

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Conclusion. Having requested and received such information from Lyons as the Board believed to be reasonably necessary to evaluate the terms of the Lyons Agreement between the advisor and Lyons, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Lyons Agreement was in the best interests of Lyons TA and its shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Cookson, Peirce & Co. with respect to Catalyst Dynamic Alpha Fund

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “CP Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Cookson, Peirce & Co. (“Cookson Peirce”) with respect to Catalyst Dynamic Alpha (“Catalyst DA”).

The Board examined Cookson Peirce’s responses to a series of questions regarding, among other things, its sub-advisory services provided to and Catalyst DA, comparative fee and expense information, and profitability from sub-advising Catalyst DA. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the CP Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the CP Agreement.

Nature, Extent and Quality of Services. The Board reviewed the professional backgrounds of the key personnel of Cookson Peirce which included a new portfolio management associate with over a decade of experience in the industry. The Board noted that Cookson Peirce managed Catalyst DA with an emphasis on stock selection and factor exposure and employed a quantitative security selection methodology based upon relative strength and momentum factors. The Board commented that Cookson Peirce reviewed shareholder activity daily to detect any market timing activity and that all portfolio trades were reviewed by the chief compliance officer prior to execution. The Board discussed that broker dealers were reviewed quarterly to ensure best execution. The Board commented that Cookson Peirce appeared to have a robust and comprehensive cybersecurity program guided by an outside information technology consultant. The Board discussed that Cookson Peirce employees received mandatory annual cyber security training that focused on potential threats and employee best practices for risk mitigation. The Board took note that Cookson Peirce reported no material data security incidents or material litigation since the CP Agreement was last renewed. After further discussion, the Board concluded that Cookson Peirce had the resources to continue providing high quality service to Catalyst DA.

Performance. The Board noted that Catalyst DA outperformed its peer group and Morningstar category over the 1-year period and in line with the peer group since inception but underperformed all other benchmarks across all other periods. The Board discussed that Catalyst DA’s underperformance could be attributed to its exposure to high momentum stocks. The Board observed that Catalyst remained confident in the long-term potential of Catalyst DA and its models, which had proven successful in other market environments.

Fees and Expenses. The Board noted that Cookson Peirce received 100% of the 1.00% management fee earned on assets invested in Catalyst DA by its advisory clients, and 50% of the net management fee (after certain expenses) earned on the balance of Fund assets. The Board recognized that Cookson Peirce’s sub-advisory fee for Catalyst DA was comparable to the range of fees Cookson Peirce charged to its similarly managed client accounts. The Board discussed the allocation of fees between the advisor and Cookson Peirce relative to their respective duties and other factors and agreed the allocation for Catalyst DA was appropriate. The Board concluded that the sub-advisory fee received by Cookson Peirce for managing Catalyst DA was not unreasonable.

Profitability. The Board remarked that Cookson Peirce earned a profit from sub-advising Catalyst DA. The Board discussed how Cookson Peirce’s profits from sub-advising Catalyst DA were used to compensate Cookson Peirce’s members who provided services to Catalyst DA. The Board recognized that Cookson Peirce’s profits would be

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reduced if those payments were taken into account. After further discussion, the Board determined that Cookson Peirce’s profit in connection with Catalyst DA was not excessive.

Economies of Scale. The Board considered whether Cookson Peirce had realized economies of scale with respect to the sub-advisory services provided to Catalyst DA. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of Catalyst DA, it was unlikely that Cookson Peirce was benefitting from any meaningful economies of scale.

Conclusion. Having requested and received such information from Cookson Peirce as the Board believed to be reasonably necessary to evaluate the terms of the CP Agreement between Catalyst and Cookson Peirce, and as assisted by the advice of counsel, the Board concluded that renewal of the CP Agreement was in the best interests of Catalyst DA and its shareholders.

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Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager of Genovese Family Enterprises LLC & affiliates, the Genovese family office, since 1999; Managing Member of Bear Properties, LLC, a real estate management firm, since 2006; Managing Member of PTL Real Estate LLC, from 2000 until 2019.	53	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of IDX Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018.

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Special Committee	Since 6/2006	Attorney since 1982.	37	Trustee of Variable Insurance Trust since 2010.

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice.	53	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Chairman of the Board, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.

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June 30, 2022

Interested Trustee*** and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012- 3/2022	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	37	Variable Insurance Trust since 2010.

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.	N/A	N/A

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the manager to certain series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-447-4228.

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/22) and held for the entire period through 06/30/22.

Actual Expenses

The “Actual” columns of the table below provide information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns of the table below provide information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/22	Value 06/30/22	During Period *	Value 06/30/22	During Period *
Catalyst Insider Buying Fund - Class A	1.53%	$1,000.00	$593.80	$6.05	$1,017.21	$7.65
Catalyst Insider Buying Fund - Class C	2.28%	1,000.00	591.90	9.00	1,013.49	11.38
Catalyst Insider Buying Fund - Class I	1.28%	1,000.00	594.60	5.06	1,018.45	6.41
Catalyst Energy Infrastructure Fund - Class A	1.68%	1,000.00	1,135.50	8.90	1,016.46	8.40
Catalyst Energy Infrastructure Fund - Class C	2.43%	1,000.00	1,131.50	12.84	1,012.74	12.13
Catalyst Energy Infrastructure Fund - Class I	1.43%	1,000.00	1,137.00	7.58	1,017.70	7.15
Catalyst Pivotal Growth Fund - Class A	1.53%	1,000.00	609.40	6.11	1,017.21	7.65
Catalyst Pivotal Growth Fund - Class C	2.28%	1,000.00	607.20	9.09	1,013.49	11.38
Catalyst Pivotal Growth Fund - Class I	1.28%	1,000.00	610.00	5.11	1,018.45	6.41
Catalyst/MAP Global Equity Fund - Class A	1.21%	1,000.00	885.00	5.66	1,018.79	6.06
Catalyst/MAP Global Equity Fund - Class C	1.96%	1,000.00	882.40	9.15	1,015.08	9.79
Catalyst/MAP Global Equity Fund - Class I	0.96%	1,000.00	886.10	4.49	1,020.03	4.81
Catalyst/Lyons Tactical Allocation Fund - Class A	1.53%	1,000.00	765.20	6.70	1,017.21	7.65
Catalyst/Lyons Tactical Allocation Fund - Class C	2.28%	1,000.00	762.20	9.96	1,013.49	11.38
Catalyst/Lyons Tactical Allocation Fund - Class I	1.28%	1,000.00	766.10	5.61	1,018.45	6.41
Catalyst Dynamic Alpha Fund - Class A	1.38%	1,000.00	807.20	6.18	1,017.95	6.90
Catalyst Dynamic Alpha Fund - Class C	2.13%	1,000.00	804.50	9.53	1,014.23	10.64
Catalyst Dynamic Alpha Fund - Class I	1.13%	1,000.00	808.40	5.07	1,019.19	5.66

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS? CALL	Alpha Centric	844-223-8637
	Catalyst	866-447-4228
	Day Hagan	877-329-4246
	Empiric	888-839-7424
	Eventide	877-771-3836
	JAG	855-552-4596

MUTUAL FUND SERIES TRUST
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

MANAGER
Catalyst Capital Advisors, LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

ADMINISTRATOR
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

CatalystEquity-A22

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2022	2021
Catalyst Insider Buying Fund	11,000	11,000
Catalyst Dynamic Alpha Fund	11,000	11,000
Catalyst Pivotal Growth	11,000	11,000
Catalyst/Lyons Tactical Allocation Fund	11,000	11,000
Catalyst/MAP Global Equity Fund	13,000	13,000
Catalyst Energy Infrastructure Fund	11,000	10,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2022	2021
Catalyst Insider Buying Fund	2,000	2,000
Catalyst Dynamic Alpha Fund	2,000	2,000
Catalyst Pivotal Growth Fund	2,000	2,000
Catalyst/Lyons Tactical Allocation Fund	2,000	2,000
Catalyst/MAP Global Equity Fund	2,000	2,000
Catalyst Energy Infrastructure Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2022, and 2021 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2021 and 2022, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.
(h)	Not Applicable
(I)	Not Applicable.
(J)

Not Applicable.

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,, the Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLSOED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(a)(4) Disclosure regarding change in registrant’s independent registered public accountant is attached hereto.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Michael Schoonover	/s/ Michael Schoonover __________
President
Date: September 06, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Michael Schoonover	/s/ Michael Schoonover ___________
President
Date: September 06, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 06, 2022